CENTURY GROWTH
OPPORTUNITIES FUND
Class/Ticker      Institutional Shares      CGOIX

PROSPECTUS

November 17, 2010

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summary	1
Fund Details	5
Investing in the Fund	8
Purchasing Shares	8
Redeeming Shares	10

CENTURY GROWTH OPPORTUNITIES FUND

Investment Objective
Century Growth Opportunities Fund (CGOF) seeks long-term capital growth.

Fees And Expenses
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)

Institutional
Shares
Redemption Fee (for Fund shares held less than 90 days,
as a percentage of total redemption proceeds)	1.00%

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Institutional
Shares
Management Fees	0.80%
Distribution and Service (12b-1) Fees	None
Other Expenses*	1.08%
Total Annual Fund Operating Expenses	1.88%
Fee Reduction and Expense Reimbursement**	(0.78)%
Total Annual Fund Operating Expenses after Fee Reduction and
Expense Reimbursement	1.10%

*	Other expenses are based on estimated amounts for the current fiscal year.
**	The Adviser has entered into a contractual agreement with the Fund to limit the operating expenses of the Institutional
Shares to 1.10%. This agreement will remain in effect through February 28, 2012 and may not be terminated prior to that date without the approval of the Board of Trustees. The Adviser is permitted to recoup amounts of prior fee reductions or expense reimbursements within three years after the day on which the Adviser earned the fee or incurred the expense if the class’s total annual operating expenses have fallen to a level below the lower of the limit described above or the limit then in effect.

Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including one year of capped expenses) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
CGOF Institutional Shares	$112	$515

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund’s portfolio turnover rate will be available after the fund completes its first fiscal year.

Investments, Risks and Performance

Principal Investment Strategies
The Fund pursues its investment objective by investing primarily in the common stocks of U.S. companies selected for their growth potential. The Fund invests mainly in small and medium-sized companies, with market capitalizations in the range of $800 million to $6 billion. Market capitalization is a commonly used measure of the size and value of a company. The Fund may invest up to 20% of its total assets in foreign securities, including emerging markets. A security may be sold if the portfolio manager believes that the issuer’s fundamental outlook has deteriorated, growth drivers are dissipating, or the stock price has surpassed its valuation target, or the portfolio manager believes that a better opportunity is available. The Fund may trade actively in order to achieve its investment objective.

Principal Risks
It is important to understand that you could lose money by investing in the Fund. The following is a summary of the principal risks of investing in the Fund:

Stock Market Risk, which is the risk that stock prices will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. Movements in the stock markets may adversely affect a stock’s price, regardless of how well a company performs. The value of the Fund’s portfolio may decrease if the value of one or more companies in the portfolio decreases.

Security Selection Risk, which is the risk that poor stock selection will cause the Fund to underperform its benchmark or other funds with similar investment objectives.

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Market Capitalization Risk, which is the risk that the value of the securities of smaller, less well known companies may perform differently from the market as a whole. Historically, small-cap and mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market.

Growth Securities Risk, which is the risk that the price of a “growth" security may be impacted if the company does not realize its anticipated potential or if there is a shift in the market to favor other types of securities.

Foreign Securities Risk, which is the risk that the value of foreign securities may decline in response to changes in currency exchange rates, unfavorable political developments, and economic and financial instability in a particular country. Foreign securities markets generally have less trading volume and liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Other risks arise from different accounting, financial reporting and legal standards, as well as higher transaction costs. The securities markets of emerging market countries generally are smaller, less liquid and more volatile than markets in developed countries. The risks described above apply to a greater extent to investments in emerging markets.

New Fund Risk, which is the risk that the Fund may not grow to or maintain an economically viable size, in which case the Fund may cease operations. Investors may be required to liquidate or transfer their investments at an inopportune time.

Active Trading Risk, which is the risk that active trading could raise transaction costs (thus lowering return). In addition, active trading could result in increased taxable distributions to shareholders and distributions that will be taxable to shareholders at higher federal income tax rates.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance
Performance information for the Fund will be available after the Fund completes a full calendar year of operation. Such information will provide some indication of the risks of investing in the Fund by comparing the Fund’s performance with a broad measure of market performance. As with any mutual fund, the Fund’s past performance (before and after taxes) is not necessarily an indication of future performance.

Investment Adviser: Century Capital Management, LLC

Portfolio Managers:
Donald M. Bisson, a Partner of Century Capital Management, LLC, has been the lead Portfolio Manager of the Fund since its inception in 2010.

David Borah, a Partner of Century Capital Management, LLC, has been the Associate Portfolio Manager of the Fund since its inception in 2010.

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Purchase and Sale of Fund Shares
You purchase and redeem shares at the Fund’s next-determined net asset value (NAV) after your request is received in good order. NAVs are determined only on days when the New York Stock Exchange (NYSE) is open for regular trading.

The following table provides the Fund’s minimum initial and subsequent investment requirements.

	Minimum Initial Investment	Minimum Subsequent Investment
CGOF Institutional Shares	$100,000	None

To redeem shares, contact your broker-dealer or send a written request to Century Funds, P.O. Box 588, Portland, ME 04112. Redemption proceeds normally are paid by check.

Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or as capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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FUND DETAILS
This section contains greater detail on the Fund’s investment strategies and related risks. As described in the Fund Summary above, the Fund’s investment objective is long-term capital growth. This investment objective and the Fund’s non-fundamental investment policies may be changed by the Board of Trustees without shareholder approval. The fundamental investment restrictions and policies set forth in the Fund’s Statement of Additional Information may not be changed without shareholder approval.

Principal Investment Strategies and Related Risks

Principal Strategies
The Fund pursues its investment objective by investing primarily in the common stocks of U.S. companies selected for their growth potential. The Fund invests mainly in small and medium-sized companies, with market capitalizations in the range of $800 million to $6 billion. Market capitalization is a commonly used measure of the size and value of a company. The Fund may invest up to 20% of its total assets in foreign securities (including emerging markets), principally in American Depositary Receipts (ADRs) and the equity securities of companies incorporated outside of the U.S. that are traded on U.S. exchanges.

The Fund may trade actively in order to achieve its investment objective.

Principal Investment Types
The Fund principally invests in equity securities. Equity securities represent an ownership interest, or the right to acquire an ownership interest, in a company or other issuer. Different types of equity securities provide different voting and dividend rights and priorities in the event of bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, securities convertible into stocks, and depositary receipts for those securities. The Fund mainly invests in common stocks.

Principal Risks
It is important to understand that you could lose money by investing in the Fund. The following are principal risks of investing in the Fund:

Stock Market Risk, which is the risk that stock prices will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. Movements in the stock markets may adversely affect a stock’s price, regardless of how well a company performs. The prices of stocks fluctuate in response to issuer, market, economic, industry, political, regulatory, geopolitical, and other conditions. The value of the Fund’s portfolio may decrease if the value of one or more companies in the portfolio decreases. Certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic adverse effect on stock markets.

Security Selection Risk, which is the risk that poor stock selection will cause the Fund to underperform its benchmark or other funds with similar investment objectives.

Market Capitalization Risk, which is the risk that the value of the securities of smaller, less well known companies may perform differently from the market as a

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whole. Historically, small-cap and mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market. Small-cap and mid-cap companies may have limited product lines, financial and management resources or market and distribution channels. In addition, their shares can be less liquid than those of larger companies, especially during market declines.

Growth Securities Risk, which is the risk that the price of a “growth” security may be impacted if the company does not realize its anticipated potential or if there is a shift in the market to favor other types of securities. The stocks of growth companies can be more sensitive to company earnings and more volatile than the market in general.

Foreign Securities Risk, which is the risk that the value of foreign securities may decline in response to changes in currency exchange rates, unfavorable political developments, and economic and financial instability in a particular country. Foreign securities markets generally have less trading volume and liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Additional risks of foreign securities include trading, settlement, custodial, and other operational risks, and withholding and other taxes. In addition, foreign countries may have less stringent regulatory, accounting, and disclosure requirements for issuers and markets. The securities markets of emerging countries generally are smaller, less liquid and more volatile than markets in developed countries. The risks described above apply to a greater extent to investments in emerging markets.

New Fund Risk, which is the risk that the Fund may not grow to or maintain an economically viable size, in which case the Fund may cease operations. Investors may be required to liquidate or transfer their investments at an inopportune time. You should consider your investment goals, time horizon and risk tolerance before investing in any fund.

Active Trading Risk, which is the risk that active trading could raise transaction costs (thus lowering return). In addition, active trading could result in increased taxable distributions to shareholders and distributions that will be taxable to shareholders at higher federal income tax rates.

Non-Principal Investments and Risks
The Fund may invest in various non-principal types of securities that are not described in this Prospectus. The Statement of Additional Information includes more information about the types of securities the Fund may invest in, investment techniques the Fund may use, and related risks.

The Fund may, from time to time, temporarily depart from its principal investment strategies in response to adverse market, economic, political or other conditions. For temporary defensive purposes, the Fund may invest in cash or cash equivalents, or other short-term obligations, without limit. To the extent that the assets of the Fund are invested in temporary defensive positions, the Fund may succeed in avoiding losses, but may fail to achieve its investment objective.

Disclosure of Portfolio Holdings

The Fund provides a complete schedule of its portfolio securities, for each calendar quarter, by posting the information on the Fund’s website

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(www.centuryfunds.com) approximately 30 days after the last day of each quarter (or the first business day thereafter). The information remains accessible on the website until the next quarter’s schedule is posted. A description of the Fund’s policies and procedures with respect to the disclosure of portfolio securities is available in the Statement of Additional Information.

Management of the Fund

The Investment Adviser
Century Capital Management, LLC (“Century”) is the Fund’s investment adviser. Century has provided investment management services to individuals and institutions through mutual funds and separate accounts since 1992. As of October 31, 2010, Century had approximately $2.2 billion in assets under management. Century is located at 100 Federal Street, Boston, Massachusetts 02110. Century is responsible for managing the investment portfolio of the Fund, subject to the supervision of the Fund’s Board of Trustees. The Fund pays Century a management fee of 0.80% of the Fund’s average net assets. A discussion of the basis for the Board of Trustees’ approval of the investment advisory agreement will be included in the Fund’s initial report to shareholders.

The Portfolio Managers
Donald M. Bisson, CFA, and David E. Borah, CFA, are primarily responsible for the day-to-day management of the Fund. Mr. Bisson joined Century in 2008 as a Partner and Portfolio Manager. Prior to joining Century, he was a portfolio manager for another investment management firm for 12 years. He has more than 21 years of investment management and equity research experience. Mr. Bisson has been the Fund’s lead Portfolio Manager since its inception in 2010. Mr. Borah joined Century in 2004 as an equity analyst. He is a Partner of the firm and has more than 12 years of industry experience. Mr. Borah has been the Fund’s Associate Portfolio Manager since its inception in 2010.

The Statement of Additional Information provides additional information about the Portfolio Managers’ compensation, other accounts which they manage, and their ownership of securities in the Fund.

Shareholder Information

Pricing of Fund Shares
The price of the Fund’s shares is based on the Fund’s net asset value. The net asset value is determined once each day as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m., New York time) on each day that the Exchange is open for trading. Net asset value per share is computed by dividing the net assets allocated to each share class by the number of fund shares outstanding for that class. On holidays or other days (such as Good Friday) when the Exchange is closed, net asset value is not calculated, and the Fund does not transact purchase, exchange or redemption orders.

To determine net asset value, the Fund typically values its securities at the last reported sale price or official closing price on the primary exchange or market on which they are traded, as reported by an independent pricing service. Certain

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short-term instruments are valued at amortized cost. If no sale price or official closing price is reported or the price does not accurately reflect fair value for a security, or if a security’s value has been materially affected by a significant event occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method approved by the Board of Trustees that is intended to reflect fair value. In such a case, the Fund’s value for a security is likely to be different from the last quoted market price. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular security may be materially different from the value realized upon the sale of the security.

To the extent the Fund has investments in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the net asset value of the Fund’s shares may change on days when you will not be able to purchase, exchange or redeem shares of the Fund.

Investing in the Fund

Purchasing Fund Shares
The Fund offers one class of shares: Institutional Shares. The minimum initial investment for Institutional Shares is $100,000. Please note, however, that the Fund retains discretion to reduce or waive the minimum investment requirement if deemed appropriate. There is no minimum investment amount for subsequent purchases. Generally, Institutional Shares are available to institutions (such as financial institutions, corporations, trusts and foundations), certain employee benefit plans, financial intermediaries (such as registered investment advisers and financial planners) who purchase shares on behalf of clients, Trustees of the Funds and the Adviser’s employees and their immediate family members. Individual investors who purchase shares directly from the Fund also may be eligible to purchase Institutional Shares. Please call 800-303-1928 for more information.

For investors purchasing Institutional Shares through financial intermediaries, institutions, or through an omnibus account, shareholder purchases may be aggregated to meet the minimum initial investment amount. The minimum initial investment amount may be reduced for certain financial intermediaries that aggregate purchases on behalf of clients. The minimum initial investment amount does not apply to accounts of the Adviser, its affiliates and related persons, or any of their employees, or Trustees of the Fund.

To purchase shares directly from the Fund, you must complete and sign the Application to purchase shares and deliver it with your payment as follows:

Regular Mail:
Century Funds
P.O. Box 588
Portland, ME 04112

Overnight Mail or Hand Delivery:
Century Funds
c/o Atlantic Shareholder Services, LLC
3 Canal Plaza, Ground Floor
Portland, ME 04101

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The application can be downloaded from the Fund’s website (www.centuryfunds.com) or obtained by calling Atlantic Shareholder Services, LLC (the “Transfer Agent”) toll-free at 800-303-1928.

Your purchase request will be completed and your shares will be purchased at the net asset value per share next calculated after the Fund receives your Application and investment in proper form. See “Customer Identification and Verification” below.

If you purchase shares directly from the Fund, you will receive a confirmation of each transaction and quarterly account statements detailing all transactions completed during the prior quarter. Transactions made under certain periodic investment and withdrawal programs (including reinvestment plans) may be confirmed only on quarterly account statements. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations and quarterly statements.

Purchases by Check. You should make your check payable to the Fund for the requested purchase amount. The Fund will not accept cash or cash equivalents, third party checks, or checks drawn on banks located outside of the United States. If your purchase order for shares of the Fund is cancelled because your check does not clear, you will be responsible for any loss incurred by the Fund; existing shareholders may have shares redeemed from their account to reimburse any loss.

Purchases by Wire and Electronic Transfers. You may purchase shares by wire transfer. Instruct the financial institution with which you have an account to make a Federal Funds wire payment to the Century Funds. The financial institution may charge you a fee for this service. Please use the following wire transfer instructions:

Bank: The Huntington National Bank, Westerville, OH
ABA: 044000024
For Credit To: Atlantic Shareholder Services, LLC
FBO Century Funds
Account #: 01892542377
Re: Century Growth Opportunities Fund
      [Insert Shareholder Name]
      [Insert Account Number]

Systematic Investment Program. You may purchase additional shares of the Fund by having your amounts automatically withdrawn from your bank account on a periodic basis. For more information and to receive the documentation required for this program, please call 800-303-1928.

Transactions Through Intermediaries. You may purchase or redeem shares of the Fund through intermediaries, such as certain broker-dealers, “fund supermarkets,” investment professionals, or retirement accounts. An intermediary may charge you a fee for its services, and it may have procedures or conditions for purchasing and redeeming shares that differ from those described in this Prospectus. If you purchase shares through an intermediary, the intermediary is solely responsible for promptly transmitting purchase and redemption orders to the Fund.

An intermediary may be a designated agent of the Fund. If so, your order will be priced at the net asset value per share next determined after the intermediary accepts it. A purchase made through an intermediary that is not a designated

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agent of the Fund is made at the net asset value per share next determined after the order is actually received by the Fund in proper form. To determine if an intermediary is an agent of the Fund, you must ask the intermediary.

Customer Identification and Verification. To help the government fight the funding of terrorism and money laundering activities, federal law requires the Fund to obtain, verify and record information that identifies each person who opens a Fund account. When you open an account, the transfer agent or your investment dealer will ask you for your name, address, date of birth and other identifying information. You also may be asked to produce a copy of your driver’s license and other identifying documents. If a person fails to provide the information requested, any application by that person to open a new account will be rejected. Moreover, if the transfer agent or the investment dealer is unable to verify the identity of a person based on information provided by that person, it may take additional steps including, but not limited to, requesting additional information from the person, closing the person’s account or reporting the matter to the appropriate federal authorities. If your account is closed for this reason, your shares may be automatically redeemed. If the Fund’s net asset value has decreased since your purchase, you will lose money as a result of this redemption.

General Policies. The Trust reserves the right to reject all or part of any order to purchase Fund shares. In particular, the Trust may reject orders with respect to the Fund’s shares from investors whose trading practices are not considered to be consistent with the long-term investment objectives of the Fund. If your order to purchase shares is accepted and processed, you may not cancel or revoke the purchase, but you may redeem the shares purchased.

The Fund may be closed to new investors, temporarily or permanently, without advance notice to investors.

Redeeming Fund Shares
You may redeem shares of the Fund by sending a written request for redemption to:

Regular Mail:
Century Funds
P.O. Box 588
Portland, ME 04112

Overnight Mail or Hand Delivery:
Century Funds
c/o Atlantic Shareholder Services, LLC
3 Canal Plaza, Ground Floor
Portland, ME 04101

In your written request, you must (1) indicate the number of shares or dollar amount to be redeemed, (2) provide your shareholder account number, and (3) have each record owner sign the request exactly as the shares are registered (e.g., a trustee or custodian must sign as such). You may not redeem shares of the Fund by telephone, fax or e-mail. You may redeem shares through an intermediary, which may charge a fee for its services and have its own procedures for redeeming shares.

Redemption requests are processed at the net asset value per share of the Fund next determined after the Fund (or, if applicable, a designated agent of the Fund) receives your request in good order, less any applicable redemption fee.

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Other Required Documentation. In order to protect you and the Fund from fraud, an original signature guarantee is required if: (1) redemption proceeds exceed $100,000; (2) proceeds are not being paid to the owner of record; or (3) proceeds are being sent to an address other than the address of record or to an address of record that has been changed within the last 30 days. The signature guarantee must apply to the signature of each record owner of the account. The Fund accepts original signature guarantees from domestic banks, brokers, dealers, credit unions, securities exchanges or associations, clearing agencies, or savings associations. A notary public cannot provide a signature guarantee.

Shares owned by corporations, trusts, partnerships, estates or other entities are subject to special rules regarding documentation required for redemption. Please call 800-303-1928 to obtain specific instructions.

Market Timing Policies and Procedures. Short-term and excessive trading of Fund shares may present risks to the Fund’s long-term shareholders, including potential dilution in the value of Fund shares, interference with the efficient management of the Fund’s portfolio, taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced to the extent that the Fund invests in securities that pose special valuation challenges (e.g., foreign securities), as certain investors may seek to make short-term trades as part of a strategy aimed at exploiting the use of “stale” or otherwise inaccurate prices for Fund portfolio holdings (e.g., “time zone arbitrage”).

The Fund discourages short-term and excessive trading and does not accommodate frequent purchases and redemptions of Fund shares by shareholders. The Fund’s Board of Trustees has adopted the following policies and procedures to address the risks associated with such practices: (i) the Fund may impose a redemption fee of 1.00% on Fund shares redeemed within 90 days after purchase (subject to certain exceptions, as described below under “Redemption Fee”); and (ii) the Fund reserves the right to reject orders from investors whose trading practices are not considered to be consistent with the long-term investment objectives of the Fund. In addition, the Fund has adopted certain fair valuation practices intended to protect the Fund from efforts to exploit “stale” or otherwise inaccurate prices for portfolio holdings.

Redemption Fee. If you redeem shares of the Fund within 90 days after purchase, the Fund may deduct a redemption fee from the proceeds payable to you. The redemption fee is 1.00% of the net asset value of the shares redeemed. This fee is retained by the Fund for the shareholders’ benefit in order to offset the brokerage commissions and other transaction costs associated with redemptions. If you purchased shares on different days, unless you instruct the Fund otherwise in writing, in determining whether a redemption fee is payable when shares are redeemed, the Fund will first redeem shares that are not subject to the fee and then will redeem other shares in the order in which you purchased them beginning with the shares you have held the longest. The Fund may, in the exercise of its sole discretion, waive its redemption fee in any case.

The redemption fee is not applicable to certain transactions. Specifically, the redemption fee is not applicable to transactions involving (i) shares redeemed for the sole purpose of using the redemption proceeds to purchase shares of another series of the Trust; (ii) shares acquired as a result of reinvesting dividends or other

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distributions of the Fund; (iii) shares held in an account of certain qualified retirement plans; or (iv) shares held in certain wrap fee accounts.

There are certain limitations on the Fund’s ability to detect and prevent short-term trading. In particular, the Fund may not have timely access to transaction information for investors who trade through financial intermediaries such as broker dealers and financial advisors or through retirement plans. Transactions for clients of financial intermediaries and transactions of retirement plan participants typically are aggregated and placed on an omnibus basis, and Fund shares are held in omnibus accounts. The Fund will use reasonable diligence to monitor the trading activity in such accounts and take appropriate corrective action if a pattern of short-term trading is detected; however, the Fund may be unable to compel financial intermediaries to apply the Fund’s short-term trading policy described above. The Fund reserves the right, in its sole discretion, to allow financial intermediaries to apply alternative short-term trading policies. You should review the disclosure provided by your financial intermediary or retirement plan administrator to determine whether any alternative short-term trading policies apply to your account.

Payment for Redeemed Shares. Your redemption proceeds normally will be paid by check sent to you within seven days after your redemption request is received in good order. As an alternative, the Fund may, in the exercise of its sole discretion, make payment by wire transfer.

The Fund will pay redemption proceeds in cash if, within any 90-day period, your redemptions do not exceed $250,000 or more than 1% of the Fund’s net asset value (whichever is less). However, the Fund reserves the right to make a “redemption-in-kind” payment in portfolio securities rather than cash if your redemptions exceed that amount. If the Fund makes an in-kind distribution, you could incur brokerage and transaction charges when converting the securities to cash, and the securities may increase or decrease in value until you sell them.

Possible Redemption Delays. As with all mutual funds, the Fund may suspend redemptions and defer payment for more than seven days during times when the Exchange is closed (other than on weekends or holidays), when trading on the Exchange is restricted, during any emergency making it impractical for the Fund to dispose of its securities or to fairly determine its net asset value, or during any other period permitted by the Securities and Exchange Commission for the protection of investors. Also, if you recently purchased shares by check and you wish to redeem those shares, the Fund may delay payment of the redemption proceeds to you until the check has cleared, which may take up to 15 days from the purchase date.

Shareholder Accounts
The Fund bears the costs of maintaining shareholders’ accounts; however, the Fund may charge you a fee to cover its additional costs if you request a duplicate confirmation statement of a transaction or a historical transcript of your account. The Fund reserves the right on 60 days’ prior written notice to impose charges to cover other administrative costs.

If correspondence sent to your address of record is returned as undeliverable on more than two occasions, the Transfer Agent will consider your account lost, unless the Transfer Agent determines your new address. When an account is lost,

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all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding checks (unpaid for six months or more) or checks that have been returned to the Transfer Agent will be reinvested at the then-current net asset value and the checks will be cancelled. Checks will not be reinvested into accounts with a zero balance.

You should communicate changes of address or other account information to the Transfer Agent at:

Regular Mail:
Century Funds
P.O. Box 588
Portland, ME 04112

Overnight Mail or Hand Delivery:
Century Funds
c/o Atlantic Shareholder Services, LLC
3 Canal Plaza, Ground Floor
Portland, ME 04101

Dividends and Distributions
The Fund intends to distribute all or substantially all of its net investment income and net capital gain (both net short-term and net long-term capital gains) annually in December. Capital gain distributions may be reduced if capital loss carryforwards are available. When a dividend or capital gain is distributed, the Fund’s net asset value per share is reduced by the amount of the payment.

Your income dividends and capital gain distributions will be reinvested in additional shares of the Fund unless you instruct otherwise.

Tax Consequences
The following discussion is a summary of some important U.S. federal tax considerations generally applicable to investments in the Fund by U.S. persons. Please consult your tax advisor about foreign, federal, state, local or other tax laws applicable to you.

The Fund has elected to be treated and intends to qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders.

For U.S. federal income tax purposes, distributions of net investment income are generally taxable to you as ordinary income. The tax rate on distribution of capital gains will be based on how long the Fund owned the investments that generated them, rather than how long you have owned your shares in the Fund. In general, the Fund will recognize long-term capital gain or loss on investments it has owned for more than one year, and short-term capital gain or loss on investments it has owned for one year or less. Therefore, distributions of net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) that are properly designated by the Fund as capital gain dividends generally will be taxable to you as long-term capital gains. Long-term capital gain rates applicable to

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individuals have been temporarily reduced -- in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets -- for taxable years beginning before January 1, 2011. It is currently unclear whether Congress will extend, change, or eliminate this special rate to or for tax years beginning on or after January 1, 2011.

Distributions of the excess of net short-term capital gains over net long-term capital losses generally will be taxable to you as ordinary income. For taxable years beginning before January 1, 2011, distributions of net investment income designated by the Fund as derived from “qualified dividend income” will be taxable to shareholders taxed as individuals at the rates applicable to long-term capital gains provided holding period and other requirements are met at both the shareholder and Fund level. It is currently unclear whether Congress will extend, change, or eliminate this special rate to or for tax years beginning on or after January 1, 2011.

The Fund’s investments in foreign securities may be subject to foreign withholding taxes, which would decrease the Fund’s return on those investments. Generally, you will not be entitled to claim a credit or deduction with respect to such foreign taxes imposed on the Fund.

Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment in the Fund (and thus were included in the price you paid for the Fund shares). The Fund may produce capital gains even if it does not have income to distribute and performance has been poor. Distributions are taxable whether you received them in cash or reinvest them in additional fund shares. Any gains resulting from the sale or exchange of Fund shares generally will be taxable to you as long-term or short-term capital gains, depending on how long you have held the shares.

Distributions by the Fund to qualified retirement plans generally will not be taxable. However, if shares are held by a plan that ceases to qualify for tax-exempt treatment or by an individual who has received shares as a distribution from a retirement plan, the distributions generally will be taxable to the plan or individual. If you are considering purchasing shares with qualified retirement plan assets, you should consult your tax advisor for a more complete explanation of federal, state, local and (if applicable) foreign tax consequences of making such an investment.

When you redeem shares in the Fund, the Fund may elect to pay the redemption price, over a certain threshold amount, in cash or in kind. If the Fund elects to pay this portion of the redemption price by a distribution in kind of securities held by the Fund, you will be taxed on the difference between the fair market value of the assets you receive on redemption and your basis in the redeemed shares of the Fund.

The Form 1099 that is mailed to eligible taxpayers early every calendar year details your dividends and their federal tax category. Even though the Fund provides you with this information, you are responsible for verifying your tax liability with your tax advisor.

14

The Fund is required by federal law to withhold tax on any taxable distributions and sale proceeds paid to individual shareholders (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you have not provided a correct taxpayer identification number (TIN) or have not certified to the Fund that withholding does not apply; the Internal Revenue Service (IRS) has notified the Fund that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

Payments to Third Parties by the Adviser
The Adviser may, out of its own resources and without additional cost to the Fund or its shareholders, provide compensation to certain financial intermediaries, such as broker-dealers and financial advisors, in connection with the sale of shares of the Fund or the provision of services to Fund shareholders. For example, such compensation may be paid to an intermediary for providing access to a third party platform, such as a mutual fund supermarket, or for providing services to shareholders who invest via such a platform. This compensation is in addition to any sub-transfer agency fees that may be paid by the Fund.

15

HOW TO OBTAIN MORE INFORMATION
A Statement of Additional Information (“SAI”) for the Trust includes additional information about the Fund. The SAI is incorporated by reference into this Prospectus (which means it is legally part of this Prospectus). The SAI is available, without charge, upon request. To request copies of these documents or other information about the Fund, please direct inquiries to:

Century Funds
P.O. Box 588
Portland, ME 04112
1-800-303-1928

These documents are also available, without charge, on the Fund’s Web site: www.centuryfunds.com.

Shareholders can review and copy the Prospectus, SAI, reports and other information about the Funds at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Funds are available on the EDGAR Database on the Commission’s Web site at www.sec.gov. Copies of this information may be obtained, after paying a copying fee, by emailing a request to: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-1520.

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STATEMENT OF ADDITIONAL INFORMATION

November 17, 2010

CENTURY CAPITAL MANAGEMENT TRUST

Century Growth Opportunities Fund

Class/Ticker                      Institutional Shares                                CGOIX

This Statement of Additional Information (“SAI”) is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the prospectus. It supplements the Fund's Prospectus dated November 17, 2010 (the "Prospectus") and should be read together with the Prospectus. The Prospectus is hereby incorporated by reference into this SAI. You may obtain a copy of the Prospectus free of charge by writing to Century Funds, P.O. Box 588, Portland, ME 04112, calling toll-free 800-303-1928, or visiting the Century Fund’s website: www.centuryfunds.com.

TABLE OF CONTENTS

FUND ORGANIZATION AND CLASSIFICATION	3
INVESTMENT RESTRICTIONS	3
THE FUND’S INVESTMENTS AND RELATED RISKS	4
MANAGEMENT OF THE TRUST	16
PROXY VOTING POLICIES AND PROCEDURES	22
PRINCIPAL HOLDERS OF SECURITIES	23
INVESTMENT ADVISORY AND OTHER SERVICES	23
BROKERAGE ALLOCATION AND OTHER PRACTICES	25
CAPITAL STOCK AND SHAREHOLDER AND TRUSTEE LIABILITY	25
PURCHASE, REDEMPTION AND PRICING OF SHARES	27
TAXATION OF THE FUNDS	28
UNDERWRITER	36
Appendix A--Proxy Voting Policies and Procedures	A-1

FUND ORGANIZATION AND CLASSIFICATION

Century Growth Opportunities Fund (the “Fund”) is a series of Century Capital Management Trust, which is a Massachusetts business trust organized under the laws of the Commonwealth of Massachusetts on August 27, 1999 (the “Trust”). A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of the Commonwealth of Massachusetts.

The Trust is an open-end management investment company with an unlimited number of authorized shares of beneficial interest.  The Trustees may, without shareholder approval, create one or more series of shares representing separate investment portfolios (“funds”).  Any such series of shares may be divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine.  Currently, the Fund offers one share class.

The Fund has elected to be classified as a “diversified” series of an open-end investment management company.  Under the Investment Company Act of 1940, as amended (the "1940 Act"), this means that, with respect to 75% of the value of its total assets, the Fund may not invest more than 5% of its total assets in the securities of a single issuer (other than U.S. government securities or securities of investment companies), and may not acquire more than 10% of the outstanding voting securities of any single issuer.  The remaining 25% of the Fund’s total assets is not subject to this restriction. To the extent that the Fund invests a significant portion of its assets in the securities of a particular issuer, it will be subject to an increased risk of loss if the market value of such issuer’s securities declines.

INVESTMENT RESTRICTIONS

The following investment restrictions are fundamental policies of the Fund that may only be changed with the approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.

As a matter of fundamental policy, the Fund may not:

•	Borrow money, except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

•	Issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

•	Engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

•	Purchase or sell commodities, except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

•	Purchase or sell real estate, except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

•	Make loans, except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

•
Purchase securities if, as a result of such purchase, more than 25% of the Fund’s total assets would be invested in any one industry or group of industries. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities will not be considered to represent an industry or group of industries.

Any investment restrictions herein (except those pertaining to borrowing and illiquid securities) which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after and is caused by an acquisition of securities or assets of the Fund.

1940 ACT LIMITATIONS. Certain fundamental policies prohibit the Fund from engaging in a particular activity "except as permitted under the 1940 Act." Currently, under the 1940 Act (i) a fund may borrow money for temporary or investment purposes provided, with limited exceptions, that the fund maintain continuous asset coverage of 300% with respect to such borrowings; (ii) open-end investment companies, such as the Fund, may not issue senior securities (except to the extent that borrowing may be deemed to represent the issuance of a senior security); (iii) a fund may invest in physical commodities or contracts related to physical commodities; and (iv) a fund may purchase or sell real estate if acquired as a result of ownership of securities or other instruments, and also may invest in securities backed by real estate or in marketable securities of companies engaged in the real estate business.

It is a general operating policy of the Adviser (as defined below) that the Fund will not mortgage, hypothecate, or pledge (except up to 1/3 of its assets) its assets as security for any of its obligations, except as required for otherwise permissible activities including, but not limited to, borrowings, financial options and other hedging activities, transactions involving leverage and custody arrangements.

Except as otherwise indicated, the Fund’s investment policies and restrictions are not fundamental and may be changed from time to time without a vote of shareholders.

THE FUND'S INVESTMENTS AND RELATED RISKS

The investment objective, the principal investment policies and the principal risks of the Fund are described in the Prospectus. This Statement of Additional Information contains supplemental information about those policies and risks and the types of securities that the Fund's investment adviser, Century Capital Management, LLC (the "Adviser" or "Century"), can select for the Fund. For information on the Adviser, see "Investment Advisory and Other Services", below. It also provides information about additional investments that the Fund is generally permitted to make and investment techniques and strategies that the Fund may use to try to achieve its investment objectives.

The composition of the Fund’s portfolio and the techniques and strategies that the Adviser may use in selecting portfolio securities for the Fund will vary over time. The Fund is not required to make all of the investments or use all of the investment techniques and strategies described below at all times in seeking its goals. It may make some of the investments or use some of the special investment techniques and strategies at some times or not at all. In addition, the Fund may from time to time make other types of investments or employ other types of investment strategies and techniques not discussed below provided they are consistent with the Fund’s investment objectives and policies and the Fund’s investment restrictions do not prohibit them from so doing. There can be no assurance that the Fund will achieve its stated investment objectives.

EQUITY SECURITIES. The Fund primarily invests in equity securities. Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and include common and preferred stocks and securities exercisable for, or convertible into, common or preferred stocks (such as warrants and convertible debt securities). Common stocks represent an equity or ownership interest in an issuer. Preferred stocks represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has priority over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take priority over holders of preferred stock, whose claims take priority over the claims of those who own common stock.

While offering greater potential for long-term growth, equity securities generally are more volatile and riskier than some other forms of investment, particularly debt securities. Therefore, the value of an investment in the Fund may at times decrease instead of increase.

The Fund’s investments may include securities traded "over-the-counter" as well as those traded on a securities exchange. Some securities, particularly over-the-counter securities, may be more difficult to sell under some market conditions.

SMALLER COMPANY EQUITY SECURITIES. As discussed in the Prospectus, the Fund may invest in equity securities of companies with small market capitalizations. Such investments may involve greater risk than is usually associated with larger, more established companies. These companies often have sales and earnings growth rates that exceed those of companies with larger market capitalization. Such growth rates may in turn be reflected in more rapid share price appreciation. However, companies with small market capitalizations often have limited product lines, markets or financial resources and may be dependent upon a relatively small management group.  These securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger market capitalizations or market averages in general. Therefore, to the extent the Fund invests in securities with small market capitalizations, the net asset value of the Fund may fluctuate more widely than market averages.

PREFERRED STOCK. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to holders of other stocks such as common stocks, dividends at a specified rate and a fixed share of proceeds resulting from a liquidation of the company. Preferred stock, unlike common stock, generally has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be "cumulative" or "non-cumulative." "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid to preferred stockholders before dividends can be paid on the issuer's common stock. Preferred stock may be "participating" stock, which means that it may be entitled to a dividend that exceeds the stated dividend in certain cases.

If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. In addition, preferred stock may have mandatory sinking fund provisions, as well as provisions allowing for calls or redemptions before maturity, which can have a negative impact on the price of preferred stock when interest rates decline.

A company's preferred stock generally pays a dividend only after the company makes required payments to holders of its bonds and other debt. In addition, the rights of preferred stock on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights of holders of the company's bonds or other creditors. As a result, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Preferred stocks of small companies may be more vulnerable to adverse developments than those of larger companies.

CONVERTIBLE SECURITIES. The Fund may invest in convertible securities, which are fixed income securities or preferred stock that may later convert to underlying common stocks or other equity securities. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Convertible securities generally offer lower interest or dividend yield than non-convertible securities of similar credit quality because of its potential for capital appreciation. Convertible securities typically rank senior to common stock in a corporation's capital structure and, therefore, are generally subject to less risk than common stock in case of the issuer's bankruptcy or liquidation. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, are generally subject to more risk than the issuer's debt obligations. Moreover, convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on an issuer's balance sheet.

The Fund may invest in convertible securities without regard to the investment grade of such securities. The Adviser does not anticipate that it will invest a substantial amount of the Fund's assets in convertible securities.

RIGHTS AND WARRANTS. The Fund may invest in warrants or rights. Warrants are options to purchase equity securities at specific prices valid for a specific period of time. Its prices do not necessarily move parallel to the prices of the underlying securities. If a holder of a warrant does not sell the warrant, it risks the loss of its entire investment if the market price of the underlying security does not, before the expiration date, exceed the exercise price of the warrant plus the cost thereof. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants typically have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

FOREIGN SECURITIES. The Fund may invest up to 20% of its total assets in equity securities issued or guaranteed by companies organized and based in countries outside of the United States, including companies organized and based in emerging countries. These securities may be traded on foreign securities exchanges or in foreign over-the-counter markets.

Investments in foreign securities may offer special opportunities for investing but also present special additional risks and considerations not typically associated with investments in domestic securities. Some of these additional risks are: reduction of income by foreign taxes; fluctuation in value of foreign investments due to changes in currency rates or currency control regulations (for example, currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards in foreign countries comparable to those applicable to domestic issuers; less volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity on foreign markets than in the U.S.; less governmental regulation of foreign issuers, stock exchanges and brokers than in the U.S.; greater difficulties in commencing lawsuits; higher brokerage commission rates than in the U.S.; increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities; possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; and unfavorable differences between the U.S. economy and foreign economies. In the past, U.S. Government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.

EMERGING COUNTRIES SECURITIES. The Fund may invest a portion of its assets in equity securities issued or guaranteed by companies organized and based in emerging countries. The risks described above apply to an even greater extent to investments in emerging countries. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets. Disclosure and regulatory standards in many respects are less stringent than in the U.S. and developed foreign markets. In addition, the securities markets of emerging countries may be subject to a lower level of monitoring and regulation than securities markets of the U.S. and developed foreign markets. Government enforcement of existing securities regulations also has been extremely limited, and any such enforcement may be arbitrary and results difficult to predict with any degree of certainty. Many emerging countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. The economies of countries with emerging markets may also be predominantly based on only a few industries or dependent on revenues from particular commodities. In addition, custodial services and other costs relating to investment in foreign markets may be more expensive in emerging countries than in many developed foreign countries, which could reduce the Fund's income from such securities. A heightened possibility of expropriation or confiscatory taxation or other similar developments also exists that could affect investments in those countries. No assurance can be given that adverse political changes will not cause the Fund to suffer a loss of any or all of its investments.

DEPOSITORY RECEIPTS. The Fund may invest in American Depositary Receipts (ADRs), Global Depository Receipts (GDRs), and European Depository Receipts (EDRs) (collectively, "Depository Receipts") if issues of such Depository Receipts are available and are consistent with the Fund's investment objective or a temporary defensive strategy as discussed in the Prospectus. Depository Receipts generally evidence an ownership interest in a corresponding foreign security on deposit with a financial institution. Transactions in Depository Receipts usually do not settle in the same currency in which the underlying securities are denominated or traded. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. GDRs may be traded in any public or private securities markets and may represent securities held by institutions located anywhere in the world.

INITIAL PUBLIC OFFERINGS.  The Fund may invest in Initial Public Offerisng (“IPOs”) when suitable opportunities are available. IPOs of securities issued by small, unseasoned companies with little or no operating history are risky and their prices may be highly volatile. Attractive IPOs are often oversubscribed and may not be available to the Fund, or may be available only in very limited quantities.

INVESTMENTS IN OTHER INVESTMENT COMPANIES. The Fund may invest in other investment companies to the extent permitted by applicable law or SEC exemption. Under Section 12(d)(1) of the 1940 Act, a fund generally may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company, as long as no investment represents more than 3% of the voting stock of an acquired investment company. The 1940 Act and related rules provide certain exemptions from these restrictions. If a fund invests in other investment companies, shareholders will bear not only their proportionate share of the fund’s expenses (including operating expenses and the fees of the advisor), but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only with the investments of the fund but also with the portfolio investments of the underlying investment companies.

The Fund may invest in securities of open-end or closed-end investment companies, including money market funds, and in exchange-traded funds (“ETFs”), which are generally registered as investment companies, to the extent such investments are consistent with its investment objectives and policies and permissible under the 1940 Act.

REAL ESTATE INVESTMENT TRUSTS. The Fund may invest in real estate investment trusts ("REITs"). REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate-related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of its assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of its assets in real estate mortgages and derive income from the collection of interest payments. Under the Internal Revenue Code of 1986, as amended (the "Code"), a REIT is not taxed on income it distributes to its shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it generally distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year. The Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay its obligations. Mortgage REITs are also subject to prepayment risk associated with its underlying mortgages. During periods of declining interest rates, prepayments on mortgages can be expected to accelerate, reducing the REITs' returns. REITs are dependent upon the skills of its managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry. In addition, REITs could possibly fail to qualify for tax-free pass-through of income under the Code or to maintain its exemptions from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risk. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically REITs have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index.

COMMODITIES. The Fund is permitted to invest in physical commodities or contracts related to physical commodities. If the Fund were to invest in physical commodities or contracts related to physical commodities, it would be subject to certain additional risks. The value of commodities and commodity-related instruments may be affected by commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity. The Adviser has no present intention of investing in physical commodities or contracts related to physical commodities.

DEBT SECURITIES GENERALLY. Certain debt securities may be selected for the Fund's portfolio for temporary defensive purposes (as discussed in the Prospectus) or diversification purposes (including debt securities that the Adviser believes may offer some opportunities for capital appreciation when stocks are disfavored). Other debt securities may be selected because they are convertible into common stock, as discussed above under "Convertible Securities." The Fund may invest in any debt securities without regard to its investment grade.

Debt securities include fixed income securities of any maturity. Fixed income securities pay a specific rate of interest or dividends. Fixed income securities include securities issued by federal, state, and local governments and related agencies and by a wide range of private U.S. issuers. Fixed income securities are subject to interest rate and credit risk. Interest rate risk relates to changes in a security's value as a result of changes in interest rates generally. In general, the values of fixed income securities increase when prevailing interest rates fall and decrease when interest rates rise. Credit risk relates to the ability of the issuer to make payments on principal and interest. Obligations of issuers are subject to the provisions of bankruptcy, insolvency, and other laws, such as the Federal Bankruptcy Reform Act of 1978, affecting the rights and remedies of creditors.

CASH AND OTHER HIGH QUALITY INVESTMENTS. The Fund may temporarily invest a portion of its assets in cash or cash items pending other investments, in connection with the earmarking and maintenance of such assets on the custodian's books and records, or as part of a temporary defensive strategy as discussed in the Prospectus. These cash items and other high quality corporate debt securities may include a number of money market instruments such as securities issued by the U.S. Government and its agencies, bankers' acceptances, commercial paper, and bank certificates of deposit. By investing only in high quality money market securities, the Fund may seek to minimize credit risk with respect to such investments. Such investments may prevent the Fund from achieving its investment objectives.

U.S. GOVERNMENT SECURITIES. U.S. Government securities include securities issued or guaranteed by the U.S. Government or its authorities, agencies or instrumentalities. U.S. Government securities have different kinds of government support. For example, some U.S. Government securities (e.g., U.S. Treasury bonds) are supported by the full faith and credit of the United States, whereas certain other U.S. Government securities issued or guaranteed by federal agencies or government-chartered or -sponsored enterprises are not supported by the full faith and credit of the United States (e.g., debt issued by the Federal Home Loan Mortgage Corporation ("Freddie Mac")).

Like other fixed income securities, U.S. Government securities are subject to interest rate risk and its market values fluctuate as interest rates change. Thus, for example, the value of an investment in a fund holding U.S. Government securities may fall during times of rising interest rates. Yields on U.S. Government securities tend to be lower than those of corporate debt securities of comparable maturities.

In addition to investing directly in U.S. Government securities, the Fund may purchase certificates of accrual or similar instruments evidencing undivided ownership interests in interest payments or principal payments, or both, in U.S. Government securities. These certificates of accrual and similar instruments may be more volatile than other U.S. Government securities.

U.S. CORPORATE DEBT SECURITIES. The Fund may invest in a wide variety of bonds and related debt obligations of varying maturities issued by U.S. corporations (including banks) and other business entities. Bonds issued by corporations may be fixed or variable rate debt obligations and include bills, notes, debentures, money market instruments and similar instruments and securities. Bonds generally are used by corporations and other business entities to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Corporate bonds and related debt obligations are subject to interest rate and credit risk described above in "Debt Securities Generally." As stated above in "Debt Securities Generally," the Fund may invest in any U.S. corporate debt securities without regard to its investment grade.

ASSET-BACKED SECURITIES AND MORTGAGE-BACKED SECURITIES. The Fund may invest from time to time in asset-backed or mortgage-backed securities. The Fund may invest in any asset-backed or mortgage-backed securities without regard to its investment grade.

MORTGAGE-BACKED SECURITIES. Mortgage-backed securities may be issued by the U.S. Government or its agencies or instrumentalities (including those whose securities are not supported by the full faith and credit of the United States, such as Freddie Mac), or by non-governmental issuers. Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the mortgage-backed securities. Prepayments occur when the mortgagor on an individual mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying mortgages, mortgage-backed securities are often subject to more rapid prepayment of principal than its stated maturity would indicate. Because the prepayment characteristics of the underlying mortgages vary, there can be no certainty as to the predicted yield or average life of a particular issue of pass-through certificates. Prepayments are important because of its effect on the yield and price of the securities. During periods of declining interest rates, such prepayments can be expected to accelerate and the Fund would be required to reinvest the proceeds at the lower interest rates then available. In addition, prepayments of mortgages which underlie securities purchased at a premium could result in capital loss because the premium may not have been fully amortized at the time the obligation was prepaid. As a result of these principal prepayment features, the values of mortgage-backed securities generally fall when interest rates rise, but its potential for capital appreciation in periods of falling interest rates is limited because of the prepayment feature. Mortgage-backed securities of non-governmental issuers involve prepayment risks similar to those of U.S.-Government-guaranteed mortgage-backed securities and also involve risk of loss of principal if the obligors of the underlying obligations default in payment of the obligations.

ASSET-BACKED SECURITIES. Asset-backed securities may be issued by the agencies or instrumentalities of the U.S. Government, or by non-governmental issuers. Asset-backed securities include securities backed by pools of automobile loans, educational loans, credit card receivables, and secured or unsecured bonds issued by corporate or sovereign obligors, unsecured loans made to a variety of corporate commercial and industrial loan customers of one or more lending banks, or a combination of these bonds and loans. These underlying pools of assets are securitized through the use of trusts and special purpose entities. Payment of interest and repayment of principal on asset-backed securities may be largely dependent upon the cash flows generated by the underlying assets backing the securities and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed securities involve risk of loss of principal if the obligors of the underlying obligations default in payment of the obligations. The rate of principal payments on asset-backed securities is related to the rate of principal payments, including prepayments, on the underlying assets. The credit quality of asset-backed securities depends primarily on the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. The value of asset-backed securities may be affected by the various factors described above and other factors, such as changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets, or the entities providing the credit enhancement.

Asset-backed securities involve prepayment risks similar to those of mortgage-backed securities described above. (See "Mortgage-Backed Securities" immediately above.)

Because asset-backed securities generally do not have the benefit of a security interest in the underlying assets that is comparable to a mortgage, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. For example, revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set-off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles, rather than by real property. Most issuers of automobile receivables permit loan servicers to retain possession of the underlying assets. If the servicer of a pool of underlying assets sells them to another party, there is the risk that the purchaser could acquire an interest superior to that of holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issue of asset-backed securities and technical requirements under state law, the trustee for the holders of the automobile receivables may not have a proper security interest in the automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not be available to support payments on these securities.

Furthermore, asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset and are therefore subject to risks associated with the negligence by, or defalcation of, its servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"): STRIPS AND RESIDUALS. A CMO is a security backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are subject to the risk that the collateral supporting the CMO may experience a downgrade or default. CMOs are issued in multiple classes or series which have different maturities representing interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its stated maturity. Thus, the early retirement of a particular class or series of CMO held by the Fund would have the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security.

CMOs include securities ("Residuals") representing the interest in any excess cash flow and/or the value of any collateral remaining on mortgages or mortgage-backed securities from the payment of principal of and interest on all other CMOs and the administrative expenses of the issuer. Residuals have value only to the extent income from such underlying mortgages or mortgage-backed securities exceeds the amount necessary to satisfy the issuer's debt obligations represented by all other outstanding CMOs.

CMOs also include certificates representing undivided interests in payments of interest-only or principal-only ("IO/PO Strips") on the underlying mortgages. IO/PO Strips and Residuals tend to be more volatile than other types of securities. IO Strips and Residuals also involve the additional risk of loss of a substantial portion of or the entire value of the investment if the underlying securities are prepaid. In addition, if a CMO bears interest at an adjustable rate, the cash flows on the related Residual will also be extremely sensitive to the level of the index upon which the rate adjustments are based.

LOWER-RATED SECURITIES. The Fund may invest in securities that are rated below investment grade at the time of purchase (i.e., rated lower than Baa3 by Moody's or BBB- by Standard & Poor's), including securities in the lowest rating categories and comparable unrated securities ("Lower-Rated Securities"). Lower-Rated Securities generally provide higher yields, but are subject to greater credit and interest rate risk, than higher quality fixed income securities. Lower-Rated Securities are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. Achievement of the investment objective of the Fund if investing in Lower-Rated Securities may be more dependent on the Adviser's own credit analysis than is the case with higher quality bonds. The market for Lower-Rated Securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for Lower-Rated Securities. This reduced liquidity at certain times may affect the values of these securities, may make the valuation and sale or these securities more difficult and may result in greater volatility in these securities. Because such securities are difficult to value, particularly during erratic markets, the values realized upon the sale of such securities may differ from the values at which they are carried by the relevant fund. Securities of below-investment-grade quality are commonly referred to as "junk bonds." Securities in the lowest rating categories may be in poor standing or in default.

ILLIQUID SECURITIES AND RESTRICTED SECURITIES. The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"); provided, however, that such restricted securities may not exceed 15% of the Fund’s total assets. Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if its securities were publicly traded.

Where a registration statement is required for the resale of restricted securities, a fund may be required to bear all or part of the registration expenses. A fund may be deemed to be an "underwriter" for purposes of the Securities Act of 1933, as amended when selling restricted securities to the public and, in such event, a fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

The Fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them. The Fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund.

HEDGING. The Fund may from time to time use hedging techniques to attempt to protect against declines in the market value of the Fund’s portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities that have appreciated, or to facilitate selling securities for investment reasons. While there are many hedging techniques, the Adviser currently contemplates only buying put options and/or writing covered call options on securities. However, the Adviser may in the future employ other hedging instruments and strategies if they are consistent with the Fund’s investment objectives, are not prohibited by the Fund’s investment restrictions and are permissible under applicable regulations governing the Fund.

PURCHASING PUTS AND WRITING CALLS. A put option on a security is a contract that gives the holder of the put, in return for a premium, the right to sell to the writer of the put the security underlying the put at a specific exercise price at any time during the term of the put. The Fund can buy puts whether or not they hold the underlying investment in its portfolios. When a Fund purchases a put, it pays a premium and gains the right to attempt to protect itself against a decline in the value of the underlying investment below the exercise price during the put period by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration date. In that case, the Fund will have paid the premium but lost the right to sell the underlying investment to the writer at the exercise price. However, the Fund may sell the put prior to its expiration. That sale may or may not be at a profit, and could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid for the put sold.

A call option on a security is a contract that gives the holder of the call, in return for a premium, the right to buy from the writer of the call the security underlying the call at a specified exercise price at any time during the term of the call. The writer of a call has the obligation upon exercise of the call to deliver the underlying security upon payment of the exercise price. The Fund will write calls only if they are "covered." In the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other liquid assets in such amount are earmarked and maintained on the Fund's custodian's books and records) upon conversion or exchange of other securities held by the Fund.

The Fund will receive a premium for writing a call option, which increases the Fund's return in the event the call expires unexercised or is closed out at a profit. By writing a call on a security, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the call.

If the writer of a put or call option wishes to terminate its obligation, it may effect a "closing purchase transaction." This transaction is accomplished, in the case of exchange-traded options, by buying an option of the same series as the option previously written. The effect of the purchase is that the clearing corporation will cancel the writer's position. The writer of an option may not effect a closing purchase transaction after it has been notified of the exercise of the option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This transaction is accomplished by selling an option of the same series as the option previously purchased. There can be no guarantee that the Fund will be able to effect a closing purchase or sale transaction at any particular time. Effecting a closing transaction in the case of a written call option will permit the

Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

The Fund, as a writer of a put or call option, will realize a gain from a closing purchase transaction with respect to that option if the cost of the transaction is less than the premium received from writing the option, or, if it is more, the Fund will realize a loss. The Fund, as a holder of a put or call option, will realize a gain if the premium received from a closing sale transaction with respect to that option is more than the premium paid to purchase the option, or, if it is less, the Fund will realize a loss. The principal factors affecting the market value of an option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security, and the time remaining until the expiration date.

RISK FACTORS ASSOCIATED WITH OPTIONS AND OTHER HEDGING INSTRUMENTS. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. An exchange-traded option may be closed out only on a national securities exchange, which generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option. Over-the-counter options differ from exchange-traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller. Accordingly, they may be closed out only with the other party to the option transaction and generally do not have as much market liquidity as an exchange-traded option.

If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once a call writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the call and must deliver the underlying security at the exercise price. If a put purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price, the Fund will lose its entire investment in the option. Also, where a put on a particular security is purchased to hedge against price movements in a related security, the price of the put may move more or less than the price of the related security. Furthermore, if trading restrictions or suspensions are imposed on the options markets, the Fund may be unable to close out a position. Similarly, if restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased.

The Fund's option activities could affect its portfolio turnover rate and brokerage commissions. For example, the exercise by the Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put. Similarly, the exercise by a holder of a call on securities written by the Fund will also cause the sale of underlying investments, increasing portfolio turnover. The decision whether to exercise a call written by a Fund is not within the Fund's control, and therefore might cause the Fund to sell the related investments for reasons that would not exist in the absence of the written call. The Fund could pay a brokerage commission each time it buys a put, writes a call, or sells an underlying investment in connection with the exercise of a put by the Fund or the exercise of a call by its holder (in the case of a call written by the Fund). Those commissions could be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments.

The use of hedging instruments requires special skills and knowledge of investment techniques. If the Adviser uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's return. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in such transactions at any given time or from time to time.

In addition, the Fund's use of options and other hedging instruments and strategies may accelerate or bear adversely on the characterization of income to the Fund for federal tax purposes. Moreover, the extent to which the Fund will be able to write and purchase options and other hedging instruments may be restricted by the Trust's intention to qualify the Fund as a regulated investment company under the Code.

ADDITIONAL RISK FACTORS ASSOCIATED WITH OPTIONS ON FOREIGN SECURITIES. Options on securities may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. Some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume. In addition, unless the Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.

SECURITIES LENDING. The Fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers, provided that the Fund receives collateral for each security loaned. In accordance with regulatory requirements, on each business day that the loan is outstanding the collateral must be at least equal to the value of the security loaned. The collateral must consist of cash, bank instrumentalities, or other cash equivalents in which the Fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. The terms of the letter of credit and the issuing bank both must be satisfactory to the Fund. When a fund lends its securities, it receives amounts equal to the dividends or interest on the loaned securities. It also receives one or more of (a) a negotiated loan fee, (b) interest on securities used as collateral, and (c) interest on any short-term debt instrument purchased with such loan collateral.

The Fund might experience a delay in receiving additional collateral to secure a loan, a delay in recovery of the loaned securities if the borrower defaults, or loss of rights in the collateral if the borrower fails financially. Any loss in the market value of securities loaned by the Fund that occurs during the term of the loan would be borne by the Fund and would adversely affect the Fund's performance. Cash received as collateral through loan transactions may be invested in other eligible securities. To the extent that such cash is re-invested, the Fund is subject to the risk of market depreciation on the investment. A negotiated portion of the income earned on cash collateral invested by the Fund may be paid by the Fund to the borrower, placement agent and/or broker.

The Fund will not have the right to vote securities on loan, but the Fund will terminate the loan and regain the right to vote if it is considered important with respect to the investment.

REPURCHASE AGREEMENTS. The Fund may acquire securities subject to repurchase agreements. It might do so without limit for liquidity purposes to meet anticipated redemptions of Fund shares, pending the investment of the proceeds from sales of Fund shares, pending the settlement of portfolio securities transactions, or for temporary defensive purposes, as described below. In a repurchase transaction, the Fund buys a security from, and simultaneously resells it to, an approved vendor for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved vendors include U.S. commercial banks, U.S. branches of foreign banks, or broker-dealers that have been designated as primary dealers in government securities. They must meet any credit requirements that may be set by the Fund's Board of Trustees from time to time. Repurchase agreements, considered "loans" under the 1940 Act, are collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and enforcing its rights and may experience losses if there is any delay in its ability to do so (e.g., due to possible declines in the value of the underlying collateral during the period while the Fund seeks to enforce its rights). The Adviser will monitor the vendor's creditworthiness to determine whether the vendor is financially sound and will continuously monitor the collateral's value.

BORROWING. The 1940 Act and the SEC's current rules, exemptions and interpretations thereunder, permit the Fund to borrow up to one-third of the value of its total assets (including the amount borrowed, but less all liabilities and indebtedness not represented by senior securities) from banks. The Fund is required to maintain continuous asset coverage of at least 300% with respect to such borrowings and to reduce the amount of its borrowings (within three days) to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise. In the event that the Fund is required to reduce its borrowings, it may have to sell portfolio holdings, even if such sale of the Fund's holdings would be disadvantageous from an investment standpoint.

If the Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities on the Fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances), which may or may not exceed the income or gains received from the securities purchased with borrowed funds.

In addition to borrowings that are subject to 300% asset coverage, the Fund is also permitted under the 1940 Act to borrow for temporary purposes in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. A loan will be presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed.

ASSET SEGREGATION. Certain investment transactions expose the Fund to an obligation to make future payments to third parties. Examples of these types of transactions, include, but are not limited to, reverse repurchase agreements, short sales, dollar rolls, when-issued, delayed-delivery or forward commitment transactions and certain derivatives such as swaps, futures, forwards, and options. To the extent that the Fund engages in such transactions, the Fund will (to the extent required by applicable law) either (1) segregate cash or liquid assets in the prescribed amount or (2) otherwise “cover” its future obligations under the transaction, such as by holding an offsetting investment. If the Fund segregates sufficient cash or other liquid assets or otherwise “covers” its obligations under such transactions, the Fund will not consider the transactions to be borrowings for purposes of its investment restrictions or “senior securities” under the 1940 Act, and therefore, such transactions will not be subject to the 300% asset coverage requirement under the 1940 Act otherwise applicable to borrowings by the Fund.

REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. Under a reverse repurchase agreement, a fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Reverse repurchase agreements involve the risk that the market value of subject securities may decline below the agreed-upon repurchase price of the securities. In addition, in the event that the other party to the reverse repurchase agreement files for bankruptcy, becomes insolvent, or defaults on its obligations, the fund may be adversely affected. A reverse repurchase agreement transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described above under the heading “Asset Segregation.”

TEMPORARY DEFENSIVE STRATEGIES. The Fund may vary its investments or the allocations among them for temporary defensive reasons, as described in the Prospectus. Such investments may prevent the Fund from achieving its investment objectives.

PORTFOLIO TURNOVER. "Portfolio turnover" describes the rate at which a fund trades its portfolio securities. For example, if a Fund sells all of its securities during the fiscal year, its portfolio turnover rate would be 100% annually. A Fund's portfolio turnover rate will fluctuate from year to year based on, among other things, market conditions and the amount of shareholder purchases and redemptions.

Increased portfolio turnover creates higher brokerage and transaction costs for a fund, which may reduce its overall performance. Additionally, the realization of capital gains from selling portfolio securities may result in distributions of taxable long-term capital gains to shareholders, since a fund will normally distribute all of its capital gains realized each year in order to avoid excise taxes under the Code. To the extent that portfolio turnover results in the recognition of short-term capital gains, such gains are typically taxed to shareholders at ordinary income tax rates. (See "Taxation of the Fund" in this Statement of Additional Information and "Dividends and Distributions" and "Tax Consequences" in the Prospectus.)

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund has adopted a policy and procedures with respect to the disclosure of portfolio securities which are designed to protect the confidentiality of the Fund's portfolio holdings information and to prevent the selective disclosure of such information.  The Fund provides a complete schedule of its portfolio securities, for each calendar quarter, by posting the information on the Century Fund’s website (www.centuryfunds.com). The information will be posted approximately 30 days after the last day of each calendar quarter and will remain accessible on the website until the posting of the following quarter's schedule.

In accordance with the Fund’s policy and procedures, the Fund’s nonpublic portfolio holdings information may be disclosed for legitimate business purposes to the Fund's Adviser, custodian, registered independent public accounting firm, legal counsel, pricing agents, proxy voting service provider, and other third parties that provide services (collectively, “Service Providers”) to the Fund or the Adviser. This information also may be disclosed to certain mutual fund rating or ranking agencies (such as Morningstar or Lipper) and third parties that provide analytical services. Disclosure of nonpublic portfolio holdings information is subject to the following requirements: (i) the Fund's Chief Compliance Officer must make a good faith determination that there is a legitimate business purpose for providing the information and that the disclosure is in the best interests of the Fund; (ii) the information that may be disclosed is limited to that which is reasonably necessary in connection with the services to be provided; and (iii) the recipient agrees to keep the information confidential until it becomes publicly available, or has an independent duty to maintain the confidentiality of the information.

Currently, the Fund’s portfolio holdings are disclosed to the following Service Providers as part of ongoing arrangements that serve legitimate business purposes: Century Capital Management, LLC, State Street Bank and Trust Company, Deloitte & Touche LLP, ADP Investor Communication Services, Inc., Lipper, Inc., FGS Corp., Tier1Net, Inc., FactSet Research Systems, Inc., ACA Beacon Verification Services, and Beacon Hill Fund Services, Inc. Neither the Fund, the Adviser, nor any other party receives compensation or other consideration in connection with such arrangements.

The Fund’s Adviser may, for legitimate business purposes within the scope of its official duties and responsibilities, disclose portfolio holdings (whether partial holdings or complete portfolio holdings) and other investment positions that make up the Fund to one or more broker-dealers during the course of, or in connection with, normal day-to-day securities transactions with or through such broker-dealers subject to the broker-dealer's legal obligation not to use or disclose material nonpublic information concerning the Fund's portfolio holdings, other investment positions, or securities transactions without the consent of the Fund or its agent.

The Fund’s Chief Compliance Officer (or, in his or her absence, the Fund’s Chief Executive Officer) may authorize the disclosure of the Fund’s portfolio securities in accordance with the policy and procedures described above. Exceptions to the procedures may be made only if approved in writing by both the Chief Executive Officer and Chief Compliance Officer of the Fund as being in the best interests of the Fund, and if the recipient of the information is subject to a confidentiality agreement.

The Adviser has adopted procedures to implement the policy and procedures adopted by the Trust. It is the responsibility of the Chief Compliance Officer to monitor compliance with the respective procedures and to provide periodic reports to the Board of Trustees.

Subject to a determination that such disclosure is not impermissible under applicable law or regulation, representatives of the Fund may disclose statistical information that is derived from non-public portfolio holdings information. Specifically, Fund representatives may provide oral or written information about various financial characteristics of the Fund or its underlying portfolio securities including, but not limited to, alpha, beta, earnings growth, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, market capitalization, portfolio turnover, and risk and style characteristics. The statistical information may be provided to members of the press, shareholders in the Fund, persons considering investing in the Fund, or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and its advisers, and the content and nature of the information provided to each of these persons may differ.

MANAGEMENT OF THE TRUST

Subject to the provisions of the Trust's Agreement and Declaration of Trust, its Bylaws and Massachusetts laws, the business of the Trust is managed by the Trustees named below, and they have all powers necessary and convenient to carry out this responsibility, including the election and removal of the Trust's officers. Accordingly, the Trustees are responsible for setting policy and overseeing the Trust's activities. They also hire and supervise the performance of the companies that provide services to the Trust, such as the investment adviser, the independent accountants, and the custodian.

As a Massachusetts business trust, the Trust is not required to hold, and does not plan to hold, regular annual meetings of shareholders. The Trust will hold meetings when required to do so by the 1940 Act or other applicable law. It will also do so when a shareholder meeting is called by the Trustees or upon proper request of the shareholders. Shareholders have the right to elect Trustees only as and when required by the 1940 Act, and may remove a Trustee in accordance with the Trust's Agreement and Declaration of Trust and Bylaws.

The following table provides information regarding each Trustee and officer of the Trust. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of the Trustees and officers of the Trust is 100 Federal Street, 29th Floor, Boston, Massachusetts 02110.

Name, Year of Birth, Position(s) held with Trust and Length of Time Served	Principal Occupation During Past 5 Years and Other Directorships Held	No. of Portfolios in Fund Complex Overseen
William Gray (1952) Trustee, 2006 to present	Vice Chairman, Ogilvy & Mather Group, NA (Retired 2009) (advertising firm); Special Advisor, Chi & Partners (2009 - present). Other Directorships: Harleysville Group, Inc.; American Red Cross of Greater New York, (Chairman 2002-2008, Member since 1999); The New York Public Library; The National Advertising Review Board; Wakeman Boys Club.	3
Laura A. Johnson (1954) Trustee, 2007 to present	President, Massachusetts Audubon Society. Other directorships: Corporation Member, Woods Hole Oceanographic Institute (2003 to present); Stewardship Council, Massachusetts Department of Conservation and Recreation (2004 to present).	3
Stephen W. Kidder (1952) Trustee, 2005 to present	Managing Partner, Hemenway & Barnes (law firm). Other Directorships: Trustee, Wellesley College; Trustee, Isabella Stewart Gardner Museum; Trustee, Children’s Hospital Trust; Trustee and Secretary, Massachusetts Biomedical Research Corporation; Director, The Concord Bookshop, Inc.	3
Jerrold Mitchell (1939) Trustee, 2004 to present	Independent investment advisor; Partner, Saltonstall & Co. (family investment office) (2007 to present). Formerly, Chief Investment Officer, The Boston Foundation (2005 to 2007); Chief Investment Officer, Massachusetts Pension Reserves Investment Management Board (2001 to 2004). Other	3

Directorships: Trustee, Boston Athenaeum; Trustee, Yale Library Associates; Trustee, Trustees of Donations; Commissioner of Trust Funds, Town of Wayland.

Jerry S. Rosenbloom (1939) Trustee, 1998 to present	Professor of Insurance and Risk Management and Academic Director, Certified Employee Benefit Specialist Program, Wharton School, University of Pennsylvania. Other Directorships: Harleysville Group, Inc.; American Institute for Chartered Property Casualty Underwriters; S.S. Huebner Foundation for Insurance Education; MBIA Claymore Managed Municipal Bond Fund (through June 2006).	3

David D. Tripple (1944) Trustee, 2004 to present	Private investor. Formerly, Chief Executive Officer and Trustee, Pioneer Funds (2000 to 2001); Executive Vice President and Director, The Pioneer Group, Inc. (asset management) (1998 to 2000). Other Directorships: The Calamos Funds (overseeing 19 portfolios in fund complex).	3
Ellen M. Zane (1951) Trustee, 2007 to present	President and Chief Executive Officer, Tufts Medical Center and Floating Hospital for Children. Formerly, Network President, Partners Healthcare System (1994 to 2004). Other directorships: Parexel International Corporation; Fiduciary Trust Company; Harvard School of Public Health, Health Policy & Management Executive Council; Trustee, Northeastern University; Board of Overseers, Tufts University School of Medicine; Massachusetts Hospital Association; Sisters of Mercy Health System – St. Louis.	3

INTERESTED TRUSTEES and OFFICERS1

Alexander L. Thorndike (1966) Trustee, 1999 to present; Chairman and Chief Executive Officer, 2004 to present	Managing Partner, Century Capital Management, LLC. No other directorships held.	3
Davis R. Fulkerson (1965) Trustee, 2000 to present	Managing Partner, Century Capital Management, LLC. No other directorships held.	3
Julie Smith (1971) Chief Financial Officer, June 2008 to present	Chief Financial Officer, Century Capital Management, LLC (May 2008 to present); prior thereto, Controller, Third Avenue Management LLC (1997 to 2006).	N/A
Maureen E. Kane (1962) Chief Legal Officer, 2006 to present; Secretary, 2007 to present; Chief Compliance Officer, 2009 to present	General Counsel, Century Capital Management, LLC.	N/A
(1) Each person listed is considered an "interested person" of the Trust within the meaning of the 1940 Act by virtue of being an officer or employee of the Adviser.

LEADERSHIP STRUCTURE AND OVERSIGHT

The Board consists of nine Trustees, seven of whom are not “interested persons” (within the meaning of the 1940 Act) of the Trust (the “Independent Trustees”).  The Chairman of the Board, Mr. Alexander L. Thorndike, also serves as the Chief Executive Officer of the Fund, and Managing Partner and Chief Investment Officer of the Adviser, and as such he participates in the oversight of the Fund’s day-to-day business affairs.  Mr. Thorndike is an “interested person” of the Fund.  Independent Trustees constitute more than 75% of the Board.

The Independent Trustees have elected Stephen W. Kidder to serve as the lead Independent Trustee of the Board (the “Lead Trustee”).  The Lead Trustee serves as a key point person for dealings between management and the Independent Trustees.  Mr. Thorndike communicates and consults with Mr. Kidder regularly on various issues involving the management and operations of the Fund.  A portion of each regular meeting of the Board is devoted to an executive session of the Independent Trustees at which no members of management are present. At those meetings, the Independent Trustees consider a variety of matters that are required by law to be considered by the Independent Trustees, as well as matters that are scheduled to come before the full Board, including fund governance and leadership issues, and they are advised by separate, independent legal counsel.  Mr. Kidder serves as Chair for those meetings.

The Board has four standing Committees, to which the Board has delegated certain authority and oversight responsibilities, each of which, except for the Valuation Committee, is comprised exclusively of Independent Trustees.  Through the committees the Independent Trustees consider and address important matters involving the Fund, including those presenting conflicts or potential conflicts of interest for management.  The Board reviews its leadership structure periodically and believes that its structure serves to facilitate the orderly and efficient flow of information to the Independent Trustees from management and is appropriate to enable the Board to exercise its oversight of the Fund.

The Fund has retained the Adviser, as the Fund’s investment adviser and administrator.  The Adviser is responsible for the day-to-day administration of the Fund and the Fund’s investment activities.  The Fund faces a number of risks.  Under the overall supervision of the Board or the applicable Committee of the Board, the fund, the Adviser or other service providers to the Fund employ a variety of processes, procedures and controls in an effort to identify, address and mitigate these risks.  In the course of providing that oversight, the Board and the Committees receive a wide range of reports on the Fund’s activities from the Adviser and the Fund’s other service providers, including reports on the Fund’s investment portfolio, the compliance of the Fund with applicable laws, and the Fund’s financial accounting and reporting.  The Board also meets periodically with the Fund’s Chief Compliance Officer to receive reports regarding the Fund’s compliance with the federal securities laws and the Fund’s internal compliance policies and procedures.  The Board also meets periodically with the Fund’s portfolio managers to receive reports regarding the management of the Fund, including its investment risks.

The Trustees recognize that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness, and that some risks are simply beyond the control of the Fund, the Adviser or other service providers.  As a result of the foregoing and other factors, the Fund’s ability to manage risk is subject to substantial limitations.  In addition, it is important to note that the Fund is designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.

COMMITTEES OF THE BOARD OF TRUSTEES

AUDIT COMMITTEE. The Audit Committee is composed of Messrs. Gray, Kidder, Mitchell, Rosenbloom (Chair) and Tripple, Ms. Johnson and Ms. Zane, each of whom is an Independent Trustee. The primary responsibilities of the Committee are to: (i) assist the Board in fulfilling its oversight responsibilities for the quality and integrity of the accounting, auditing and reporting practices of the Funds; (ii) recommend to the Board the selection, retention or termination of the independent accountant employed by the Fund for the purpose of preparing or issuing an audit report or related work; (iii) be directly responsible for the compensation and oversight of the work of the Fund’s independent accountant, including resolution of disagreements between Fund management and the accountant regarding financial reporting; (iv) preapprove or establish preapproval policies and procedures, subject to certain exceptions, concerning all audit and permitted non-audit services to be provided to the Fund and all permitted non-

audit services to be provided by the Fund’s independent accountant to the Adviser and to entities controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund, if the services to be provided by the accountant relate directly to the operations and financial reporting of the Fund; and (v) ensure that the Board is fully informed about any findings or recommendations of the independent accountant.

OVERSIGHT AND GOVERNANCE COMMITTEE. The Oversight and Governance Committee is composed of Messrs. Gray, Kidder, Mitchell, Rosenbloom and Tripple (Chair), Ms. Johnson and Ms. Zane, each of whom is an Independent Trustee. The Committee oversees regulatory and fiduciary compliance matters, reviews and makes recommendations to the Board regarding the scope and content, implementation and administration of certain compliance policies and procedures, and reviews Board governance practices and procedures.

NOMINATING COMMITTEE. The Nominating Committee is composed of Messrs. Gray, Kidder, Mitchell, Rosenbloom and Tripple, Ms. Johnson and Ms. Zane, each of whom is an Independent Trustee. The Committee selects and nominates other Independent Trustees in the event a position is vacated or created. The Committee also recommends Trustees to serve on committees and to chair such committees and reports to the Trustees on its activities.

The Nominating Committee will consider nominees to the Board recommended by shareholders (each, a “Shareholder Recommendation”). The Shareholder Recommendation must include a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the number of shares of each series (and class) of the Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K (generally information regarding family relationships, business experience and involvement in certain legal proceedings) or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with the election of Trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Trust to make such determination. In addition, the Shareholder Recommendation must include the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; the recommending shareholder’s name as it appears on the Trust’s books; the number of shares of each series (and class) of the Trust owned beneficially and of record by the recommending shareholder; and a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including its names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board or to satisfy applicable law. Any Shareholder Recommendations should be submitted to the Committee in care of the Secretary of the Trust, Century Capital Management, 100 Federal Street, Boston, MA 02110. The Committee maintains full discretion to reject nominees recommended by shareholders and there is no assurance that any person so recommended and considered by the Committee will be nominated for election to the Board.

VALUATION COMMITTEE. The Valuation Committee is composed of Messrs. Thorndike (Chair), Mitchell and Tripple. The Committee reviews procedures for the valuation of securities for purposes of determining the net asset value of the Fund. The Committee oversees the implementation of these procedures and pursuant to these procedures, assists in the valuation of securities for which market quotations are not readily available.

During the fiscal year ended October 31, 2010, the Board held 5 meetings, the Oversight Committee held 4 meetings, the Audit Committee held 2 meetings, and the Nominating Committee and Valuation Committee held no meetings.

QUALIFICATIONS OF TRUSTEES

The following provides an overview of the considerations that led the Board to conclude that each individual serving as a Trustee of the Trust should so serve. The current members of the Board have joined the Board at different points in time since 1998.  Generally, no one factor was decisive in the original selection of an individual to join the Board.  Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with the other members of the Board; (iii) the individual’s prior experience, if any, serving on the boards of public companies (including, where relevant, other investment companies) and other complex enterprises and organizations; and (iv) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

In respect of each current Trustee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Fund, were a significant factor in the determination that the individual should serve as a Trustee of the Trust.  The following is a summary of each Trustee’s professional experience and additional considerations that contributed to the Board’s conclusion that an individual should serve on the Board:

William Gray:  Mr. Gray has substantial business, executive and board experience at a number of publicly-traded and privately-held companies as well as civic and nonprofit organizations.  For example, Mr. Gray has served as the Co-Chief Executive Officer of Ogilvy & Mather Worldwide, Inc. (a global advertising firm) and has also served as a board member of the American Red Cross of Greater New York and The New York Public Library.

Laura A. Johnson:  Ms. Johnson has substantial executive and board experience at a number of privately-held and nonprofit organizations.  Ms. Johnson is an attorney and is currently the President of the Massachusetts Audubon Society and a Corporation Member of the Wood’s Hole Oceanographic Institute.

Stephen W. Kidder:  Mr. Kidder has extensive legal experience and experience serving as a fiduciary in the capacity of a board member of a number of nonprofit institutions.  Mr. Kidder is a managing partner of a law firm, has served as Commissioner of Revenue for the Commonwealth of Massachusetts and has served as General Counsel to the Secretary for Administration and Finance.

Jerrold Mitchell:  Mr. Mitchell has extensive finance expertise, experience in the investment management industry and substantial board experience.  Mr. Mitchell was a partner at Wellington Management Company, an investment management firm, for more than 25 years.  Mr. Mitchell has also served as the Chief Investment Officer of the Massachusetts Pension Reserves Investment Management Board, as well as on the Investment Advisory Committees of businesses and pension plans.  Mr. Mitchell has also served as a board member of a number of nonprofit organizations.

Jerry S. Rosenbloom:  Mr. Rosenbloom has extensive risk management expertise and significant board experience.  Mr. Rosenbloom is the Frederick H. Ecker Professor Emeritus of Insurance and Risk Management; Academic Director, Certified Employee Benefit Specialist (CEBS) Program at Wharton at the University of Pennsylvania.  Mr. Rosenbloom’s board experience includes service on the boards of the Harleysville Insurance Group, the American Institute for Chartered Property Casualty Underwriters, the Insurance Institute of America and a number of nonprofit organizations.

David D. Tripple:  Mr. Tripple has extensive finance expertise, experience in the investment management industry and substantial board experience.  Mr. Tripple has significant experience as the President and Chief Investment Officer of Pioneer Management Corporation, an investment management firm.  Mr. Tripple also has significant portfolio management experience.

Ellen M. Zane:  Ms. Zane has extensive executive and board experience at a number of nonprofit institutions.  Ms. Zane is the President and CEO of Tufts Medical Center and the Floating Hospital for Children.  Ms. Zane’s board experience includes service on the boards of the Fiduciary Trust Company, the Harvard School of Public Health, the Tufts University School of Medicine and other large and complex organizations.

Alexander L. Thorndike:  Mr. Thorndike is a managing partner and Chief Investment Officer of the Adviser and has extensive finance and business experience.  Mr. Thorndike has significant experience as a portfolio manager.

Davis R. Fulkerson:  Mr. Fulkerson is a managing partner of the Adviser and has extensive finance and business experience.  Mr. Fulkerson’s board experience includes service on the boards of Forethought Financial Group, Inc., eReinsure, Inc. and Torrent Technologies, Inc. and other organizations.

In certain cases, additional considerations contributed to the Board’s conclusion that an individual should serve on the Board.

TRUSTEE AND OFFICER TERM LIMITS. The Board has adopted a mandatory retirement age policy for non-interested Trustees, which provides for different retirement ages based upon when a non-interested Trustee was first elected to the Trust. The mandatory retirement date for a non-interested Trustee first elected to the Board on or before September 28, 2000 is July 31 after such Trustee reaches the age of 75. The mandatory retirement date for a non-interested Trustee first elected to the Board after September 28, 2000 is the earlier of (i) July 31 after such non-interested Trustee reaches the age of 72, or (ii) July 31 after such non-interested Trustee becomes nine years older than on the day he or she was first elected to the Board; provided, however, that the nine-year limit of clause (ii) may be extended at any time by unanimous vote of the non-interested Trustees. For interested Trustees or officers, however, there is no mandatory retirement age. The Board may modify these policies from time to time in accordance with the Trust's Agreement and Declaration of Trust.

Each Trustee otherwise continues to serve after election until either his or her resignation or removal in accordance with the Trust's Agreement and Declaration of Trust. Each officer of the Trust holds office until his or her successor is elected and qualified to carry out the duties and responsibilities of the office or until he or she resigns or is removed from office.

TRUSTEE FUND OWNERSHIP. The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in the Fund and in all funds overseen as of December 31, 2009. The filing by the Trust of this Statement of Additional Information with the SEC shall not be construed as an admission that any of the individuals listed in the following table are beneficial owners of any shares of any Fund for purposes of Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise.

	DOLLAR RANGE OF EQUITY SECURITIES OWNED IN CENTURY GROWTH OPPORTUNITIES FUND*	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES OWNED IN ALL CENTURY FUNDS OVERSEEN BY TRUSTEE
NON-INTERESTED TRUSTEES:
William Gray	None	$10,001-$50,000
Laura Johnson	None	$10,001-$50,000
Stephen W. Kidder	None	Over $100,000
Jerrold Mitchell	None	Over $100,000
Jerry S. Rosenbloom	None	Over $100,000
David D. Tripple	None	$50,000-$100,000
Ellen M. Zane	None	$0

INTERESTED TRUSTEES:
Davis R. Fulkerson	None	$10,001-$50,000
Alexander L. Thorndike	None	Over $100,000

* The Fund had not commenced operations as of December 31, 2009.

NON-INTERESTED TRUSTEE OWNERSHIP OF SECURITIES ISSUED BY THE ADVISER OR PRINCIPAL UNDERWRITER OR RELATED COMPANIES. To the knowledge of the Trust, as of December 31, 2009, the non-interested Trustees and their immediate family members did not own beneficially or of record securities of an investment adviser or principal underwriter of the Fund or a person (other than a registered investment company)

directly or indirectly controlling, controlled by, or under common control with the Adviser or Foreside Fund Services, LLC, the Fund’s principal underwriter.

COMPENSATION. Each non-interested Trustee receives a retainer of $3,500 per calendar quarter from the Trust for his or her services. The chairperson of the Audit Committee receives an additional retainer of $750 per calendar quarter, and the Chairpersons of the Oversight and Governance Committee and Nominating Committee each receive an additional retainer of $375 per calendar quarter. In addition, each non-interested Trustee is also paid a fee of $5,000 for each meeting of the Board of Trustees attended or participated in, as the case may be. The non-interested Trustees are not paid an additional fee from the Trust for attendance at and/or participation in meetings of the various committees of the Board. The non-interested Trustees are also reimbursed for meeting-related expenses. Non-interested Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance.

Messrs. Fulkerson and Thorndike, Ms. Kane, and Ms. Smith because of its affiliations with the Adviser, will receive no compensation from the Trust (or any series thereof) for serving as Trustees and/or officers of the Trust.

Other than as set forth in the table below, no current Trustee or officer of the Trust received any direct compensation from the Trust or any series thereof with respect to the fiscal year ended October 31, 2010.

	ESTIMATED AGGREGATE COMPENSATION FROM CENTURY GROWTH	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF	TOTAL COMPENSATION FROM THE TRUST PAID TO TRUSTEES
NAME OF PERSON, POSITION	OPPORTUNITIES FUND*	FUND EXPENSES
NON-INTERESTED TRUSTEE:
William Gray	0	0	34,000
Laura Johnson	0	0	34,000
Stephen W. Kidder	0	0	34,000
Jerrold Mitchell	0	0	34,000
Jerry S. Rosenbloom	0	0	38,500
David D. Tripple	0	0	35,500
Ellen M. Zane	0	0	34,000
Total	0	0	244,000

* The Fund had not commenced operations as of October 31, 2010.

CODES OF ETHICS. Both the Trust and the Adviser have adopted codes of ethics under Rule 17j-1 of the 1940 Act. Both codes of ethics permit personnel of the Trust and the Adviser, subject to the codes, to invest in securities, including securities that may be purchased or held by the Fund. However, the Code of Ethics requires that employees who have access to information about the purchase or sale of the Fund’s securities obtain approval before executing personal trades. The Code of Ethics is designed to place the interests of the Fund’s shareholders before the interests the Adviser's employees.

PROXY VOTING POLICIES AND PROCEDURES. The Trust has adopted a proxy voting policy which delegates the right and obligation to vote proxies related to its portfolio securities to the Adviser. Therefore, the Board of Trustees of the Trust has reviewed and approved the use of the proxy voting policies and procedures of the Adviser, on behalf of the Funds, when exercising voting authority on behalf of the Funds. The Trust's Amended and Restated Proxy Voting Policy and the Adviser's Proxy Voting Policies and Procedures are attached to this Statement of Additional Information as Appendix A. The Adviser's proxy voting policies on a particular issue may or may not reflect the views of individual members of the Board of Trustees of the Trust, or a majority of the Board of Trustees.

Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ending June 30, 2011 will be available, without charge, upon request to the Trust, by calling 1-800-321-1928. The information also will be available on the Securities and Exchange Commission's website at http://www.sec.gov.

PRINCIPAL HOLDERS OF SECURITIES

As of the date that the Fund commences operations, Century Capital Management, LLC is expected to own of record and beneficially 100% of the shares of the Fund and therefore may be deemed to “control” the Fund.  The address of Century Capital Management, LLC is 100 Federal Street, 29th Floor, Boston, MA  02110.

INVESTMENT ADVISORY AND OTHER SERVICES

Century Capital Management, LLC is the Fund’s investment adviser (“Century” or the “Adviser”). The Adviser, which was formed as a Delaware limited liability company on November 10, 2003, is located at 100 Federal Street, 29th Floor, Boston, Massachusetts 02110. As of the date of this Statement of Additional Information, Davis R. Fulkerson and Alexander L. Thorndike exercise voting control over the Adviser. Mr. Fulkerson and Mr. Thorndike act as the Managing Partners of the Adviser and serve as Trustees of the Trust. (See the Trustee and Officer principal occupation chart above in "Management of the Trust" for a list of Messrs. Fulkerson's and Thorndike's principal occupations during the past five years.)

INVESTMENT ADVISORY AND MANAGEMENT SERVICES AGREEMENTS WITH THE ADVISER

The Fund pays the Adviser a monthly management fee equal to 0.80% per annum of the Fund's average daily net assets.

As investment adviser to the Fund, the Adviser acts with discretionary authority to invest the Trust's assets. The investment advisory agreement provides that in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its contractual duties, the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with any investment policy or the purchase, sale, or retention of any security on the recommendation of the Adviser to the Fund under the agreement.

Currently, the Fund offers one class of shares and, accordingly, the Adviser’s management fees are paid by that class.  If the Fund were to establish one or more additional classes of shares, the Adviser's management fees would be allocated to each class of shares based upon the relative portion of the Fund's net assets represented by that class.

The Adviser has entered into a contractual agreement with the Fund to limit the operating expenses of the Institutional Shares to 1.10%. The agreement will remain in effect through February 28, 2012 and may not be terminated prior to that date.

Under a separate administration agreement, the Adviser also performs (or arranges for the performance of) certain management and administrative services necessary for the operation of the Fund. These services include providing office space, equipment and facilities, supervising relations with the Fund's custodian, transfer agent, accountants, attorneys and other third-party service providers, maintaining the Fund's existence and records and maintaining the Fund's registration and qualification for sale of its shares.

The administration agreement provides that, in performing its duties and obligations under the administration agreement, the Adviser shall not be held liable except in the case of its willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties.

The administration agreement permits the Adviser to enter into an agreement with one or more third parties pursuant to which such third parties may provide sub-administrative services to the Fund. Accordingly, the Adviser has entered into a sub-administration agreement with State Street Bank and Trust Company to provide certain administrative services to the Fund.

As compensation for its administrative services, the Fund pays the Adviser a monthly fee equal to a rate of 0.10% per annum of the Fund's average daily net assets.

PRINCIPAL UNDERWRITER. Foreside Fund Services, LLC ("FFS"), Foreside Fund Services, LLC, Three Canal Plaza, Portland, Maine 04101, is the Trust’s principal underwriter (“FFS” or the “Distributor”) and acts as Distributor in connection with the offering of the Fund’s shares.

OTHER MATTERS RELATED TO SHAREHOLDER SERVICES AND DISTRIBUTION-RELATED SERVICES. The Distributor may enter into agreements with selected broker-dealers, banks or other financial institutions (collectively, “Financial Institutions”) for distribution of the Fund’s shares. These Financial Institutions may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These Financial Institutions may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

TRANSFER AGENT AND DIVIDEND PAYING AGENT.  Atlantic Shareholder Services, LLC, 3 Canal Plaza, Portland, Maine, is the Fund’s transfer agent and dividend paying agent with respect to all classes of shares of the Funds.

CUSTODIAN.  State Street Bank and Trust Company (the "Custodian"), One Heritage Drive, North Quincy, Massachusetts, is the custodian of the Fund’s cash and investment securities. The Custodian also is responsible for receipt and delivery of the Fund’s investment securities, as well as other matters specified in the custodial agreement.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.  Deloitte & Touche LLP, 200 Berkeley Street, Boston, Massachusetts, is the independent registered public accounting firm for the Trust. The independent registered public accounting firm will be responsible for auditing the Fund's financial statements and financial highlights.

PORTFOLIO MANAGERS

COMPENSATION.  Donald M. Bisson and David Borah, the portfolio managers of the Fund, each receive a compensation package that includes a base salary, bonus, and employee benefits that are generally available to all employees of Century.  Each portfolio manager's base salary is determined annually and reflects the portfolio manager's level of experience and his responsibilities and tenure at Century.

Mr. Bisson’s bonus is based primarily on a percentage of revenues received by the Adviser for managing the Fund and other accounts for which he serves as portfolio manager.  This revenue-based incentive, which is directly related to the asset levels of the Fund and the other accounts that Mr. Bisson manages, can represent a significant portion of his overall compensation.  A portion of the bonus is linked to the performance of the Fund and the other accounts compared to the Russell 2500 Growth index over a one year period.  The portion of the bonus related to the performance of the Fund is based on the Fund’s net pre-tax performance.

Mr. Borah’s bonus is based primarily on an attribution analysis of the specific stocks which he recommended for the Fund’s portfolio.

In addition, Mr. Bisson and Mr. Borah participate in the equity ownership of Century, which is a private, employee-owned limited liability company. The firm's equity owners receive periodic distributions of the firm’s profits.

OWNERSHIP OF FUND SHARES. The dollar range of shares of the Fund owned by each portfolio manager as of the date of this SAI was $0.

OTHER ACCOUNTS. As of October 31, 2010, Mr. Bisson managed 3 other registered investment companies with total assets of $233 million, 3 other pooled investment vehicles with total assets of $33 million, and 16 other accounts with total assets of $406 million. None of the accounts have an advisory fee based on performance of the account.  Mr. Borah managed no other registered investment companies, pooled investment vehicles, or other accounts.

POTENTIAL CONFLICTS OF INTEREST. Century recognizes that potential conflicts of interest may arise in connection with the management of multiple accounts, including conflicts related to the knowledge and timing of an account's trades, the selection of brokers, or the allocation of investment opportunities. A portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts that have a higher advisory fee or a performance fee, or to favor accounts in which the portfolio manager has a beneficial interest. To mitigate such potential conflicts, Century has adopted policies and procedures for the allocation of investment opportunities, the aggregation and allocation of trades, the selection of brokers, and the personal trading activities of employees. Century believes that these policies and procedures combined with the periodic review and testing performed by the compliance staff, protect the interests of all clients.

BROKERAGE ALLOCATION AND OTHER PRACTICES

The Fund’s portfolio transactions are executed by broker-dealers and banks selected by the Adviser. The Adviser selects broker-dealers to execute Fund investment transactions based on many factors, including the size and type of the transaction, the reputation, experience, and quality of services (including research services) rendered by the broker-dealer in other transactions, and the reasonableness of the commission, if any. Execution at the most favorable prices and in the most effective manner possible are the primary considerations.

As permitted by Section 28(e) of the Exchange Act, in selecting brokers or dealers to execute a particular transaction for the Fund, the Adviser may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Exchange Act) provided by such brokers or dealers to the Fund or other accounts over which the Adviser or any affiliate of the Adviser exercises investment discretion. These may include fundamental research reports, technical and portfolio analyses, pricing services, electronic data services (such as Bloomberg), trade analysis services, and/or portfolio management and analysis systems that assist the Adviser's investment management process. The Adviser may pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer.

Research and brokerage services received from a broker-dealer selected to execute the Fund's trades may be used for all of the Adviser's client accounts. Conversely, research and brokerage services received from a broker-dealer selected to execute trades for another client account may be used for the Fund.

Investment decisions for the Fund are made independently from those for other clients of the Adviser and suitability is a paramount consideration. Nevertheless, it is possible that at times the same securities are acceptable for the Fund and for one or more other client accounts, including other collective investment vehicles and accounts in which the Adviser or its affiliates may have interests. In such cases, purchase or sale orders may be aggregated if the Adviser determines that it facilitates the Adviser in achieving best execution for its clients, including the Fund. The Adviser maintains allocation procedures designed to allocate securities and prices fairly and equitably between the Fund and the Adviser's various other accounts.

It is the policy of the Fund that neither a Fund nor the Adviser may compensate a broker-dealer for the promotion or sale of Fund shares by directing to the broker-dealer the Fund's portfolio securities transactions or any remuneration received or to be received from the Fund's portfolio transactions effected through any broker-dealer.

CAPITAL STOCK AND SHAREHOLDER AND TRUSTEE LIABILITY

Pursuant to the Trust's Agreement and Declaration of Trust, the Trustees have currently authorized the issuance of an unlimited number of full and fractional shares of three series of the Trust: Century Small Cap Select Fund, Century Shares Trust, and Century Growth Opportunities Fund. Except with respect to differences arising among different series and different classes within a series as described in the Prospectus and in this Statement of Additional Information, each share has the same rights as every other share. Shares have no preemptive rights and are fully paid and nonassessable. Shares are freely transferable, and each share has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to the vote of shareholders. Each share of a Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class.

SERIES OF SHARES OF THE TRUST. The Trustees may create and issue additional series of shares, subject to the 1940 Act and the rules promulgated thereunder, when and if they may determine, without further action by the shareholders. The Trust's Agreement and Declaration of Trust gives the Trustees authority to fix and determine the relative rights and preferences as between different series of the Trust as to dividends and other distributions and on liquidation or termination of the Trust, and also to determine provisions concerning investment, reinvestment, sinking or purchase trusts, conversion rights, the manner of determining Trustee remuneration with respect to such series, and conditions under which (to the extent permitted by the 1940 Act) the several series shall have separate voting rights or no voting rights. Each series may have separate voting rights on matters in which interests of one series are different from interests of another series, and votes as a separate series on matters that affect that series alone. The consideration received from the sale of shares of any series and all assets in which such consideration is invested or reinvested and all income and proceeds thereof will irrevocably belong to that series for all purposes, and they will be charged with the liabilities of the Trust in respect of that series, with assets and liabilities not readily identifiable as those of a particular series being allocated by the Trustees as they deem fair and equitable.

Upon a liquidation of the Trust or any series of the Trust, holders of shares would receive a pro rata portion of the net assets remaining after settlement of liabilities, including those of the respective classes, if applicable.

CLASSES OF SHARES OF A SERIES. The Board of Trustees also has the power, without shareholder approval, to divide shares of any series of the Trust, including the Fund, into two or more classes. The Trustees have currently authorized the establishment and designation of one class of shares (the Institutional Shares) for the Fund. All classes of any series invest in the same investment portfolio. Each class of shares has its own dividends and distributions, pays certain expenses that may be different for the different classes, may have a different net asset value, may have separate voting rights on matters in which interests of one class are different from interests of another class, and votes as a class on matters that affect that class alone.

The methodology for calculating the net asset value, dividends and distributions of each Fund's share classes recognizes two types of Fund expenses. General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of the Fund's total assets that is represented by the assets of each class, and then equally to each outstanding share within a given class. Such general expenses include management fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports, prospectuses, statements of additional information and other materials for current shareholders, fees to non-interested Trustees, custodian expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include the Distribution and Service Plan fees for Investor Shares, transfer and shareholder servicing agent fees and expenses, and shareholder meeting expenses (to the extent that such expenses pertain only to a specific class).

Dividends are calculated in the same manner, at the same time, and on the same day for each class of shares. However, dividends on the Investor Shares are expected to be lower than dividends on the Institutional Shares because of the effect of the asset-based Distribution and Service Plan charge on the Investor Shares. Those dividends also will differ in amount as a consequence of any difference in the net asset values of the different classes of shares.

SHAREHOLDER AND TRUSTEE LIABILITY. The Trust's Agreement and Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the obligations of the Trust or any series thereof (including the Funds). It also provides for indemnification and reimbursement of expenses out of the property of the applicable series for any shareholder held personally liable for its obligations. The Agreement and Declaration of Trust also states that upon request, a series shall assume the defense of any claim made against a shareholder for any act or obligation of the series and shall satisfy any judgment on that claim. Massachusetts law permits a shareholder of a Massachusetts business trust (such as the Trust) to be held personally liable as a "partner" in certain circumstances. However, even if those circumstances applied, the risk that a shareholder of the Trust would incur financial loss from being held liable as a "partner" of a Fund is limited to the relatively remote circumstances in which the Fund in which the shareholder invests would be unable to meet its obligations.

The contractual arrangements of the Trust or any series thereof state that any person doing business with the Trust or such series (and each shareholder of any series of the Trust, including the Funds) agrees under the Agreement and

Declaration of Trust to look solely to the assets of the Trust for satisfaction of any claim or demand that may arise out of any dealings with the Trust or any series. In addition, to the extent permitted by law, the Trustees shall have no personal liability to any such person.

PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASE AND REDEMPTION OF SHARES. The "Shareholder Information" section of the Prospectus provides a description of how an investor can purchase, redeem and exchange Fund shares. See "Purchasing Shares" and "Redeeming Shares."

DETERMINATION OF OFFERING PRICE. The method for determining the Fund's net asset value per share is summarized in "Shareholder Information--Pricing of Fund Shares" in the Prospectus. As described in the Prospectus, the net asset value of Fund shares is computed by the Fund’s Custodian as of the close of regular trading on the New York Stock Exchange (the "Exchange") (normally 4:00 p.m., New York City time) (the "NYSE Close") on each day that the Exchange is open for trading (a "Business Day"). For purposes of computing the net asset value, the Custodian will normally use pricing data for domestic equity securities received shortly after the NYSE Close and will not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income securities and foreign securities will normally be priced by the Custodian using data reflecting the earlier closing of the principal markets for those securities.

The market value of the Fund's portfolio securities is generally determined as follows:

•
Domestic securities for which market quotes are readily available - For securities for which the primary market is in the United States, equity securities are valued at the last reported sale price or, if available, the official closing price on the primary market or exchange on which they are traded, as reported by an independent pricing service. If no sales price or official closing price is reported, market value is generally determined based on quotes or closing prices obtained from a quotation reporting system, established market maker, or reputable pricing service. For unlisted securities and for exchange-listed securities for which there are no reported sales or official closing prices, market value is generally determined using closing bid prices.

•
Foreign securities for which market quotes are readily available - For securities for which the primary market is outside of the United States, market value is generally determined on the basis of the last reported sales price or, if available, the official closing price. For unlisted securities and for exchange-listed securities for which there are no reported sales or official closing prices, market value is generally determined using the last evaluated quotes or closing bid prices. Portfolio securities and other assets initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates prevailing at the time the Fund's daily NAV is computed by the Custodian. As a result, the NAV of a Fund's shares may be affected by fluctuations in values of foreign currencies in relation to the U.S. dollar even though there has not been any change in the values of such securities measured in terms of the foreign currencies in which they are determined.

•
Short-term instruments (remaining maturity of 60 days or less) - Valued at amortized cost, unless particular circumstances dictate otherwise (for example, if the issuer's creditworthiness has become impaired).

•
Short-term instruments (remaining maturity of 60 days or less) - Valued at amortized cost, unless particular circumstances dictate otherwise (for example, if the issuer's creditworthiness has become impaired).

•
Short-term instruments (remaining maturity of 60 days or less) - Valued at amortized cost, unless particular circumstances dictate otherwise (for example, if the issuer's creditworthiness has become impaired).

•	Exchange-traded options (if any) - Valued at the settlement price determined by the relevant exchange.

•	Portfolio securities and other assets for which market quotes are not readily available - Valued in good faith pursuant to policies approved by the Board of Trustees of the Trust.

If market quotations for a portfolio security are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by a significant event occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), the value of the security is determined by the Trust’s Valuation Committee in accordance with procedures adopted by the Board that are intended to reflect the fair value of the security. When fair valuation is used, the value of investments used to determine the Fund's net asset value may differ from quoted or published prices for the same investments. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular security may be materially different from the value realized upon the sale of the security.

TAXATION OF THE FUND

TAX STATUS AND TAXATION OF THE FUND. The following discussion of U.S. federal income tax consequences of investment in the Fund is based on the Code, U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in the Fund. There may be other tax considerations applicable to particular shareholders. Shareholders should consult its own tax advisors regarding its particular situation and the possible application of foreign, state and local tax laws. Each series of the Trust is treated as a separate entity for federal income tax purposes and is not combined with the other series of the Trust. The Fund has elected to be treated as a regulated investment company under Subchapter M of the Code, and intends to meet the requirements necessary to qualify each year as a regulated investment company. If the Fund so qualifies, it will pay no federal income or excise tax on the earnings they timely distribute to shareholders and they will eliminate or reduce to a nominal amount the federal taxes to which they may be subject.

In order to qualify for the special tax treatment accorded regulated investment companies and its shareholders, the Fund must, among other things:

(a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and (ii) net income derived from interests in "qualified publicly traded partnerships" (as defined below);

(b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid--generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income (if any), for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the regulated investment company. However, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above; and (iii) that derives at least 90% of its income from the passive income sources defined in Code section 7704(d)) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (b) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership, and in the case of the Fund's investments in loan participations, the Fund shall treat a financial intermediary as an issuer for the purposes of meeting this diversification requirement.

If for any taxable year a Fund does not qualify for the special federal income tax treatment accorded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. Such distributions could be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders provided, in both cases, the shareholder meets certain holding period and other requirements in respect of a Fund's shares. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), net tax-exempt income (if any), and its net capital gain. However, any investment company taxable income retained by the Fund will be subject to tax at regular corporate rates. The Fund may also retain for investment its net capital gain. If the Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who, in turn, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, its shares of such undistributed amount, and (ii) will be entitled to credit its proportionate shares of the tax paid by the Fund on such undistributed amount against its federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder's gross income under clause (i) and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

The Fund is subject to a 4% nondeductible excise tax on amounts that have been retained rather than distributed, as required, under a prescribed formula. The formula generally requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. Although the Fund's distribution policies should enable it to avoid excise tax liability, the Fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of the Fund.

If the Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, defined below).

TAXATION OF FUND DISTRIBUTIONS AND SALE OF FUND SHARES. Distributions of net investment income are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) that are properly designated by that Fund as capital gain dividends ("Capital Gain Dividends") will be taxable to shareholders as long-term capital gains. Long-term capital gain rates applicable to individuals have been temporarily reduced – in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets - for taxable years beginning before January 1, 2011. It is currently unclear whether Congress will extend, change, or eliminate this special rate to or for tax years beginning on or after January 1, 2011. Distributions of the excess of net short-term capital gains over net long-term capital losses will generally be taxable to shareholders as ordinary income.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable to shareholders whether shareholders receive them in cash or reinvest them in additional shares. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains.

A dividend paid to shareholders in January generally is deemed to have been paid by a Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year.

For taxable years beginning before January 1, 2011, distributions of net investment income properly designated by the Fund as derived from "qualified dividend income" will be taxable to shareholders taxed as individuals at the rates applicable to long-term capital gain provided that holding period and other requirements are met at both the shareholder and Fund levels. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related  property, (3) if the recipient elects to have the dividend income treated as investment income for the purposes of the limitation on deductibility of interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

If these holding period and other requirements are met at both the shareholder and Fund level, qualified dividend income will be taxed in the hands of individuals at the rates applicable to long-term capital gain for the years beginning before January 1, 2011.  As described above, it is currently unclear whether Congress will extend, change, or eliminate the provision to or for tax years beginning on or after January 1, 2011. If the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income, then 100% of that Fund's dividends (other than properly designated Capital Gain Dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

Capital gain distributions of both long-term and short-term capital gains may be reduced if Fund capital loss carryforward are available. The Fund’s available capital loss carryforwards as of the end of the most recently ended fiscal years are reported in the Fund’s annual shareholder report.

Any distribution of income that is attributable to (i) income received by the Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by the Fund on securities they temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund may not constitute qualified dividend income to individual shareholders and may not be eligible for the dividends-received deduction for corporate shareholders.

Dividends from domestic corporations may comprise a substantial part of the Fund's gross income. If any such dividends constitute a portion of the Fund's gross income, a portion of the income distributions of the Fund may be eligible for the 70% deduction for dividends received generally available to corporations to the extent of eligible dividends received by the Fund from domestic corporations. Shareholders will be informed of the portion of dividends which so qualify. A dividend received by the Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the

Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property.  Moreover, the dividends received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)).

Distributions in excess of a Fund's current and accumulated "earnings and profits" will be treated by a shareholder receiving such distributions as a tax-free return of capital to the extent of such shareholder's basis in its shares in the Fund, and thereafter as capital gain. A return of capital is not taxable, but reduces a shareholder's basis in its shares thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholders of its shares. Shareholders not subject to tax on its income generally will not be required to pay tax on amounts distributed to them. Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects either unrealized gains or realized but on distributed income or gains. Such distributions may reduce the fair market value of a Fund's shares below the shareholder's cost basis in those shares.

Sale, Exchange, or Redemption of Shares. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain dividends received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult its tax advisor to determine the suitability of shares of a Fund as an investment through such plans and the precise effect of such an investment on its particular tax situation.

TAX SHELTER REPORTING REGULATIONS. If a shareholder were to recognize a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder would be required to file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult its individual tax advisors to determine the applicability of these regulations in light of its individual circumstances.

TAX IMPLICATIONS OF CERTAIN INVESTMENTS. The Fund’s transactions in options, or the derivatives, as well as any of its other hedging, short sale, or similar transactions may be subject to one or more special tax rules (including mark-to-market, straddle constructive sale, wash sale and short sale rules). In a given case, these rules may accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains, convert short-term capital losses into long-term capital losses, or otherwise affect the character of the Fund's income. These rules could therefore affect the amount, timing and/or character of distributions to shareholders and cause differences between the Fund's book income and taxable income. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Fund.

Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a registered investment company and avoid a Fund-level tax.

Any investment by the Fund in equity securities of REITs qualifying as such under Subchapter M of the Code may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes.  Investments in REIT equity securities also may require the Fund to accrue and distribute income not yet received.  To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold.  Dividends received by the Fund from a REIT will not qualify for the corporate dividends received deduction and generally will not constitute qualified dividend income.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax.

The Fund may invest a portion of its assets in one or more ETFs, which generally are regulated investment companies under Subchapter M of the Code. Such shares are automatically diversified per the requirements of Subchapter M (in the same manner as cash). In addition, dividends received by the Fund from an ETF may qualify as qualified dividend income to the extent of the ETF's underlying qualifying dividend income, when the Fund meets the holding period requirements in the ETF's shares and certain other requirements are met.

If the Fund invests in foreign securities, dividends and interest received by the Fund, if any, might be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund's securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. Shareholders generally will not be entitled to claim a credit or deduction with respect to such foreign taxes imposed on the Fund.

Any transaction by the Fund in foreign currencies, foreign currency-denominated debt obligations or certain foreign currency options, futures contracts or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned and can cause differences between the Fund's book and taxable income.  Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income.  Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

Equity investments by a Fund in certain "passive foreign investment companies" ("PFICs") could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to avoid the imposition of that tax. For example, the Fund may elect to treat a PFIC as a "qualified electing fund" (a "QEF election"), in which case the Fund will be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company. The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return. Dividends paid by PFICs will not be eligible to be treated as qualified dividend income.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by the Fund will be treated as debt obligations that are issued originally at a discount.  Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in the Fund’s income (and required to be distributed by the Fund) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the Fund in the secondary market may be treated as having "market discount."  Very generally, market discount is the excess of the stated redemption price of a debt obligation over the purchase price of such obligation (or in the case of an obligation issued with OID, its "revised issue price").  Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security.  Alternatively, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund's income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security.  The rate at which the market discount accrues, and thus is included in the Fund's income, will depend upon which of the permitted accrual methods the Fund elects.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by the Fund may be treated as having OID or, in certain cases, "acquisition discount" (very generally, the excess of the stated redemption price over the purchase price).  The Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security.  The rate at which OID or acquisition discount accrues, and thus is included in the Fund's income, will depend upon which of the permitted accrual methods the Fund elects.

If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received.  Such distributions may be made from the cash assets of the Fund or, if necessary, by liquidation of portfolio securities including at a time when it may not be advantageous to do so.  A Fund may realize gains or losses from such liquidations.  In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend than they would in the absence of such transactions.

Investments in debt obligations that are at risk of or in default present special tax issues for the Fund.  Tax rules are not entirely clear about issues such as whether or to what extent the Fund should recognize market discount on a debt obligation, when the Fund may cease to accrue interest, OID or market discount, when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and income.  These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a registered investment company and does not become subject to U.S. federal income or excise tax.

BACKUP WITHHOLDING AND NON-US SHAREHOLDERS. The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to, and the proceeds of share sales, exchanges, or redemptions made by, any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (TIN), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2010. This legislation will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.

NON-US SHAREHOLDERS. In general, dividends (other than Capital Gain Dividends) paid by the Fund to a shareholder that is not a "U.S. person" within the meaning of the Code (a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. Distributions properly designated as Capital Gain Dividends generally are not subject to U.S. federal income tax. Effective for taxable years of each Fund beginning before January 1, 2010, however (and for taxable years beginning before January 1, 2011 if pending legislation discussed below is enacted), each Fund is not required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S. source interest income that, in general, would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the Fund (“interest-related dividends”), and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and distributions subject to special rules regarding the disposition of U.S. real property interests) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund (“short-term Capital gain dividends”). Depending on the circumstances, the Fund may make designations of interest-related and/or short-term capital gain dividends with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for these exemptions from withholding. Pending legislation proposes to extend the exemption from withholding for interest-related dividends and short-term capital gain dividends for one additional year, i.e., for dividends with respect to taxable years beginning on or after January 1, 2010 but before January 1, 2011.  As of the date of this Statement of Additional Information, it is unclear whether such legislation will be enacted and, if enacted, what the terms of the extension will be.

In the case of shares held through an intermediary, the intermediary may withhold even if the Fund makes a designation with respect to a payment.  Foreign shareholders should contact its intermediaries regarding the application of these rules to its accounts.

Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign person's sale of shares of the Fund or to the Capital Gain Dividend the foreign person received (as described below).

Special rules would apply if a Fund were either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USPRIs, interests in real property located outside the United States, and other assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or former USRPHC.

If a Fund were a USRPHC or would be a USRPHC but for the exceptions referred to above, any distributions by the Fund to a foreign person (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable to gains realized by the Fund on the disposition of USRPIs or to distributions received by the Fund from a lower-tier registered investment company or REIT that the Fund is required to treat as USRPI gain in its hands generally would be subject to U.S. tax withholding.  In addition, such distributions could result in the foreign person being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates.  The consequences to a foreign person, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign person’s current and past ownership of a Fund.  On and after January 1, 2010, this “look-through” USRPI treatment for distributions by the Fund, if it were either a USRPHC or would be a USRPHC but for the operation of the exceptions referred to above, to foreign persons would apply only to those distributions that, in turn, are attributable to distributions received by the Fund from a lower-tier REIT that a Fund is required to treat as USRPI gain in its hands.  Pending legislation proposes to extend the "look-through" provisions applicable before January 1, 2010 described above for one additional year, i.e., to distributions made on or after January 1, 2010 but before January 1, 2011.  However, as of the date of this Statement of Additional Information, it is unclear whether such legislation will be enacted and, if enacted, what the terms of the extension will be.

In addition, if a Fund were a USRPHC or former USRPHC, it could be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign person generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.

The Fund generally does not expect that it will be a USRPHC or would be a USRPHC but for the operation of certain of the special exceptions referred to above.

A foreign person should consult its tax advisers and, if holding shares through intermediaries, its intermediaries, concerning the application of these rules to its investment in the Fund.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign person must comply with special certification and filing requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute form).  Foreign persons should consult its tax advisers in this regard.

Income of a registered investment company that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the registered investment company. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

A tax-exempt shareholder may also recognize UBTI if a Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs as described above, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in registered investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs.  Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI.  Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a Fund that recognizes “excess inclusion income.”  Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund.

CRTs and other tax-exempt investors are urged to consult its tax advisors concerning the consequences of investing in the Fund.

The foregoing is only a summary of some of the important U.S. federal tax considerations generally affecting purchasers of shares of the Fund. No attempt is made to present herein a complete explanation of the federal income tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. In addition, the foregoing discussion is based on tax laws and regulations which are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative, judicial or administrative action, and such changes may be retroactive. Accordingly, prospective purchasers of shares of the Fund are urged to consult their tax advisors with specific reference to their own tax situation, including the potential application of state, local and (if applicable) foreign taxes.

UNDERWRITER

Under a distribution agreement with the Trust (the "Distribution Agreement"), FFS acts as the agent of the Fund in connection with the offering of shares of the Fund. FFS continually distributes shares of the Fund, but has no obligation to sell any specific quantity of Fund shares. FFS is not entitled to receive any compensation for distributing the Fund’s shares from the Fund. However, in connection with FFS providing certain administrative services to the Adviser with respect to the Fund, the Adviser pays FFS a monthly fee and reimburses FFS for certain expenses incurred by FFS.

Appendix A
CENTURY CAPITAL MANAGEMENT TRUST
(THE "TRUST")

AMENDED AND RESTATED
PROXY VOTING POLICY

SEPTEMBER 8, 2008

The Board of Trustees of the Trust has delegated to the investment adviser (the "Adviser") of each of the constituent series of the Trust (the "Funds"), the right and obligation to vote proxies for shares that are owned by the Funds, in accordance with the Adviser's proxy voting policy (the "CCM Proxy Voting Policy"), which is attached hereto as Appendix A. The Trust has delegated this responsibility to the Adviser because it believes that the persons purchasing and selling securities for the Funds and analyzing the performance of the Funds' securities are in the best position and have the information necessary to vote proxies in the best interests of the Funds and their shareholders.

The CCM Proxy Voting Policy has been designed to ensure that proxies are voted in the best long-term economic interests of the Funds, and the Policy contains provisions for addressing material conflicts of interest that may arise in connection with proxy voting. The Adviser shall carry out its duties under the CCM Proxy Voting Policy in a manner consistent with the Adviser's fiduciary obligations to the Funds. The Adviser shall deliver any material amendments to the CCM Proxy Voting Policy to the Trust promptly after any such amendment has been adopted by the Adviser.

The Adviser shall: (i) report on its proxy-voting activities at least annually to the Board of Trustees of the Trust; (ii) maintain such records and provide such voting information as is required for the Trust's regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 13 of Form N-1A; and (iii) shall provide such additional information as may be requested, from time to time, by the Board of Trustees of the Trust.

This Proxy Voting Policy (including the CCM Proxy Voting Policy) shall be made available without charge, upon request, by calling 1-800-321-1928. In addition, to the extent required by applicable law, the CCM Proxy Voting Policy shall be included in the Trust's SAI.

Appendix A

CENTURY CAPITAL MANAGEMENT, LLC
STATEMENT OF PROXY VOTING POLICIES AND PROCEDURES

I.            INTRODUCTION

As a registered investment adviser, Century Capital Management, LLC ("CCM", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must make voting decisions that are in the best interests of our clients. The purpose of this Statement of Proxy Voting Policies and Procedures (this "Statement") is to set forth our policies and procedures for voting securities owned by our clients for which we exercise voting authority and discretion. This Statement has been designed to ensure that proxies are voted in the best interests of our clients in accordance with our fiduciary duties and Rule 206(4)-6 of the Investment Advisers Act of 1940. This Statement does not apply to any client that has explicitly retained authority and discretion to vote its own proxies or delegated such authority and discretion to a third party; and CCM takes no responsibility for the voting of any proxies on behalf of any such client.

II.            PROXY VOTING PROCEDURES

The guiding principle by which CCM votes on all matters submitted to security holders is the maximization of the ultimate economic value of our clients' holdings. CCM does not permit voting decisions to be influenced in any manner that is contrary to, or dilutive of, the guiding principle set forth above. It is our policy to avoid situations where there is any material conflict of interest or perceived conflict of interest affecting our voting decisions.

It is the general policy of CCM to vote on all matters presented to security holders in any proxy, and these policies and procedures have been designed with that in mind. However, CCM reserves the right to abstain on any particular vote or otherwise withhold its vote on any matter if in the judgment of CCM, the costs associated with voting such proxy outweigh the expected benefits to clients, or if the circumstances make such an abstention or withholding otherwise advisable and in the best interests of our clients, in the judgment of CCM.

For clients that have delegated to CCM the discretionary power to vote the securities held in their account, CCM does not generally accept any subsequent directions on matters presented to shareholders for a vote, regardless of whether such subsequent directions are from the client itself or a third party. Unless CCM has agreed otherwise, CCM views the delegation of discretionary voting authority as an "all-or-nothing" choice for its clients.

A.            ADMINISTRATION OF POLICIES AND PROCEDURES

Certain aspects of the administration of these proxy voting policies and procedures are governed by a separate committee (the "Proxy Voting Committee"), which currently consists of the members of CCM's Investment Committee and CCM's Compliance Officer. The composition of the Proxy Voting Committee may change from time to time. The Proxy Voting Committee will review periodically CCM's voting policies and procedures and may adopt changes from time to time as a result of such review. On all matters submitted to the Proxy Voting Committee, the Committee makes its decisions by a vote of a majority of the members of the Committee present (whether in person or by communications equipment) at the meeting. At any meeting of the Proxy Voting Committee, a majority of the members of the Committee then in office shall constitute a quorum.

In addition, the Proxy Voting Committee will review any Further Action Matters (as described below) that have been voted without the involvement of the Proxy Voting Committee since the Proxy Voting Committee's last meeting.

B.            PROXY VOTING RESPONSIBILITIES AND PROCESS

The following procedures will be followed with respect to each proxy received by CCM:

1.	Each proxy will be reviewed by the research analyst assigned to cover the issuer. The analyst will determine whether a matter to be voted is covered in the "Voting Guidelines" set forth below.

2.
If a matter to be voted is covered in the Voting Guidelines and the relevant Guideline provides affirmative guidance as to how the matter should be voted, the analyst may instruct the proxy voting agent to vote the proxy in accordance with the Guideline and no further action shall be necessary.

3.
If, however, (i) the matter is not covered in the Voting Guidelines or (ii) the matter is covered in the Voting Guidelines but (a) the Guideline does not give affirmative guidance as to how the matter should be voted or (b) the analyst determines to recommend that the matter be voted in a manner inconsistent with the guidance in the Voting Guideline (including a proposed abstention or withheld vote), then the analyst shall notify a Portfolio Manager of the Fund. The Portfolio Manager shall submit the proxy to CCM's Compliance Officer, who shall determine whether a material conflict of interest exists with respect to CCM's voting of the proxy. Matters described in (i) and (ii)(a) and (ii)(b) are referred to herein, collectively, as "Further Action Matters".

4.
The Compliance Officer shall, in accordance with "Conflicts of Interest" below, review each Further Action Matter submitted to him to determine whether a material conflict of interest exists between CCM, on the one hand, and the relevant advisory client, on the other hand, arising out of the provision of certain services or products by CCM to the issuer on whose behalf the proxy is being solicited or any other relevant material conflict of interest.

5.
If the Compliance Officer determines that no material conflict of interest exists with respect to the Further Action Matter, then he shall so inform the Portfolio Manager, and the Portfolio Manager may either (i) authorize the Further Action Matter to be voted in accordance with the analyst’s recommendation or (ii) if he requires additional guidance, arrange for a special meeting of the Proxy Voting Committee to consider and determine how the matter should be voted.

6.	If, however, the Compliance Officer determines that a material conflict of interest does exist with respect to the Further Action Matter, then the following procedures shall be followed:

(i)
If the analyst’s recommendation as to how the Further Action Matter should be voted is contrary to the recommendation of management of the issuer, then the Portfolio Manager may authorize the proxy to be voted in accordance with the recommendation and no further action is necessary.

(ii)
If, however, the analyst’s recommendation as to how the Further Action Matter should be voted is consistent with management's recommendation, then the Portfolio Manager shall call a special meeting of the Proxy Voting Committee to consider and determine how the matter should be voted in accordance with paragraph 7. below.

7.
A Further Action Matter shall be submitted to the Proxy Voting Committee in the circumstances described in 6(ii) above (i.e., (x) the matter involves a material conflict of interest, (y) the matter is not covered by the Voting Guidelines or the analyst’s recommendation is not consistent with the Voting Guidelines, and (z) the analyst’s recommendation is to vote with management). In the event that a Further Action Matter is submitted to the Proxy Voting Committee, the Proxy Voting Committee will review the voting rationale, consider whether business relationships between CCM and the company have influenced the proposed inconsistent vote and decide the course of action to be taken in the best interests of our clients. If the Proxy Voting Committee cannot agree on the appropriate course of action, the Chairman shall make the final decision.

In circumstances where the Proxy Voting Committee is not involved in determining the vote on a Further Action Matter, the Portfolio Manager shall retain and submit to the Compliance Officer records of documents material to the Portfolio Manager’s determination as to how the matter was voted, which records will be made available to the Proxy Voting Committee for review during its next regularly scheduled meeting.

C.            CONFLICTS OF INTEREST

CCM recognizes that there is a potential conflict of interest when it votes a proxy solicited by an issuer with whom it has a material business or other relationship that may affect how CCM votes on the issuer's proxy, including, for example, an issuer whose retirement plan CCM manages.

All CCM employees involved in the proxy voting process are expected to perform their tasks relating to the voting of proxies in accordance with the principles set forth above, according the first priority to the economic interests of our clients. If at any time the Chairman or any other employee becomes aware of any potential or actual conflict of interest or perceived conflict of interest regarding the policies and procedures described herein or any particular vote on behalf of any client, he or she should contact the Compliance Officer. If the Chairman or any employee is pressured or lobbied either from within or outside of CCM with respect to any particular voting decision, he or she should contact the Compliance Officer.

As noted under "Proxy Voting Responsibilities and Process" above, CCM's Compliance Officer is responsible for reviewing each Further Action Matter and determining whether a material conflict of interest exists between CCM, on the one hand, and the relevant advisory client, on the other hand, arising out of the provision of certain services or products by CCM to the issuer on whose behalf the proxy is being solicited or any other relevant material conflict of interest. In doing so, he shall take into account all available facts and circumstances, including the relationship of CCM and any of its managing members (or the equivalent thereof), officers (or the equivalent thereof) and employees with the issuer soliciting the proxy as well as the nature of the Further Action Matter to be voted on. If the Compliance Officer has any doubt as to whether a Further Action Matter involves a conflict of interest and/or whether that conflict is material, he may call a meeting of the Proxy Voting Committee to consider and make a determination regarding such potential conflict.

III.            CLIENT ACCESS TO POLICIES, PROCEDURES AND PROXY VOTING RECORD

This Statement is available to all of our clients upon request, subject to the provision that these policies and procedures are subject to change at any time without notice. Absent any legal or regulatory requirement to the contrary, it is generally our policy to maintain the confidentiality of the particular votes that it casts on behalf of its clients. Any of our clients may obtain details of how we have voted the securities in the client's account by contacting CCM's Compliance Officer. CCM does not, however, generally disclose the results of voting decisions to third parties. CCM shall provide to any registered investment company that is a client of CCM any and all information regarding the voting of its securities as such registered investment company requests.

IV.            RECORDKEEPING

CCM maintains records of all proxies voted in accordance with Section 204-2 of the Advisers Act. As required and permitted by Rule 204-2(c) under the Advisers Act, the following records are maintained:

●	a copy of this Statement;

●
proxy statements received regarding client securities are maintained by the firm unless such proxy statements are available on the Securities and Exchange Commission's EDGAR database, in which case CCM relies on such electronic copies on EDGAR;

●	a record of each vote cast is maintained by CCM;

●	a copy of any document created by CCM that was material to making a decision as to how to vote proxies on behalf of a client or that memorializes the basis for that decision; and

●	each written client request for proxy voting records and our written response to any (written or oral) client request for such records.

V.            VOTING GUIDELINES

This Statement is designed to be responsive to the wide range of subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. Although CCM reserves the right to depart from the voting guidelines set forth below if such departure is consistent with the best interests of its clients, CCM will generally apply the voting guidelines when reviewing proxy issues.

ELECTIONS OF DIRECTORS: In many instances, the election of directors is a routine voting issue. Unless there is a proxy fight for seats on the board or we determine that there are other compelling reasons for withholding votes for directors, we will often vote in favor of the management-proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We will withhold votes for directors that disregard shareholder interests or fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote and failure to act on tender offers where a majority of shareholders have tendered their shares. We will generally vote against directors who are on a company's compensation committee if we strongly disagree with their compensation decisions. We will also vote against a director whose qualifications appear lacking or contrary to the interests of the shareholders. We will also consider management's track record in delivering shareholder value and representing shareholders' best interests when considering each proxy vote. We will generally vote against members of a company's audit committee if we are aware of significant corporate governance issues that the audit committee or the company has not addressed to our satisfaction. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. We will vote against management efforts to stagger board member terms because a staggered board may act as a deterrent to a takeover proposal.  If a majority of the board members do not meet the standards for independence required by the listing standards of the NYSE, we will vote against all directors who do not meet such standards.

APPOINTMENT OF AUDITORS: The selection of an independent accountant to audit a company's financial statements is generally a routine business matter. CCM believes that management remains in the best position to choose the accounting firm and will support management's recommendation, except that we may vote against the appointment of auditors if the proposed auditors are not well known or well respected, if the fees for non-audit related services are disproportionate to the total audit fees paid by the company (i.e., if fees for non-audit services exceed 30% of the total audit fees paid) or if there are other reasons to question the independence of the company's auditors or their prior conduct or advice.

CHANGES IN CAPITAL STRUCTURE: Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, CCM will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company, such as proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. A satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than ten percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of the outstanding shares upon issuance.

CORPORATE RESTRUCTURINGS, MERGERS AND ACQUISITIONS: CCM believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case by case basis, weighing heavily the views of any research analysts that cover the company and the investment professionals managing the portfolios in which the stock is held. In general, we will vote against a merger or acquisition that we believe is not in the long-term best interests of the shareholders or where the potential benefits are unclear.

PROPOSALS AFFECTING SHAREHOLDER RIGHTS: CCM believes that certain fundamental rights of shareholders should be protected. We will vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights, except that we will vote against a proposal if we believe that that any adverse economic impact of the proposal on shareholders outweighs any improvement in shareholder rights.

CORPORATE GOVERNANCE: CCM recognizes the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We will vote in favor of proposals promoting transparency and accountability within a company. For example, we will vote in favor of proposals providing for equal access to proxies, a majority of independent directors on the board and key committees, and separating the positions of chairman and CEO.

ANTI-TAKEOVER MEASURES: CCM believes that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or dilute shareholder voting power. Conversely, we will support proposals that would restrict or otherwise eliminate anti-takeover measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate a poison pill. Furthermore, we will generally oppose proposals put forward by management (including blank check preferred stock, classified and supermajority vote requirements) that appear to be intended as entrenchment mechanisms.

EXECUTIVE COMPENSATION: CCM believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. We will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted, the option exercise price is not below market price on the date of grant and an acceptable number of employees are eligible to participate in such programs. Other factors such as the company's performance, whether the plan expressly permits the repricing of underwater stock options without shareholder approval (or if the company has a history of such actions) and industry practice will generally be factored into our analysis. We will support proposals to submit severance packages triggered by a change in control to a shareholder vote and proposals that seek additional disclosure of executive compensation. We will generally vote against proposals that we believe consume an excessive amount of corporate resources or dilute earnings and asset values, including retirement benefits we consider to be excessive, golden handcuffs, abusive change of control payments, and severance and stock option agreements that we consider to be excessive. We will generally vote in favor of proposals for the expensing of stock options and will generally vote against proposals to re-price existing options.

SOCIAL AND CORPORATE RESPONSIBILITY: CCM will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether the proposal will have a financial impact on shareholder value and our voting decision will be guided by the priority of maximizing the economic value of client holdings. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

PROXIES OF CERTAIN NON-U.S. ISSUERS: Protection for shareholders of non-U.S. issuers may vary significantly from jurisdiction to jurisdiction. Laws governing non-U.S. issuers may, in some cases, provide substantially less protection for shareholders. We will generally vote proxies of non-U.S. issuers in accordance with the foregoing guidelines, but they are premised upon the existence of a sound corporate governance and disclosure framework, and may not be appropriate under some circumstances for non-U.S. issuers. Proxy voting in certain countries requires "share blocking." That is, shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. CCM may determine that the value of exercising the vote does not outweigh the detriment of not being able to transact in the shares during this period. Accordingly, if share blocking is required we may abstain from voting those shares. In such a situation we would have determined that the cost of voting exceeds the expected benefit to the client.

SECURITIES ON LOAN: Certain of our clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned securities provided sufficient notice is given to the custodian bank in advance of the voting deadline. Our policy is generally not to vote securities on loan unless the Chairman of the Proxy Voting Committee has knowledge of a material voting event that could significantly affect the value of the loaned securities. In this event, CCM may pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.

Amended and Restated:  May 1, 2008